                                                                   Exhibit 10.38

                              KANSAS CITY SOUTHERN

                          EMPLOYEE STOCK OWNERSHIP PLAN

                (AS AMENDED AND RESTATED EFFECTIVE APRIL 1, 2002)

                              KANSAS CITY SOUTHERN
                          EMPLOYEE STOCK OWNERSHIP PLAN

                                TABLE OF CONTENTS

Article I. DEFINITIONS.........................................................................................  2
   1.01   "Plan"...............................................................................................  2
   1.02   "Employer"...........................................................................................  3
   1.03   "Trustee"............................................................................................  3
   1.04   "Plan Administrator".................................................................................  3
   1.05   "Advisory Committee".................................................................................  3
   1.06   "Employee"...........................................................................................  3
   1.07   "Highly Compensated Employee"........................................................................  3
   1.08   "Participant"........................................................................................  4
   1.09   "Beneficiary"........................................................................................  4
   1.10   "Compensation".......................................................................................  4
   1.11   "Account"............................................................................................  5
   1.12   "Accrued Benefit"....................................................................................  5
   1.13   "Nonforfeitable".....................................................................................  5
   1.14   "Plan Year"..........................................................................................  6
   1.15   "Effective Date".....................................................................................  6
   1.16   "Plan Entry Date"....................................................................................  6
   1.17   "Accounting Date"....................................................................................  6
   1.18   "Trust"..............................................................................................  6
   1.19   "Trust Fund".........................................................................................  6
   1.20   "Nontransferable Annuity"............................................................................  6
   1.21   "ERISA"..............................................................................................  6
   1.22   "Code"...............................................................................................  6
   1.23   "Service"............................................................................................  6
   1.24   "Hour of Service"....................................................................................  6
   1.25   "Disability".........................................................................................  8
   1.26   SERVICE FOR PREDECESSOR EMPLOYER.....................................................................  8
   1.27   RELATED EMPLOYERS....................................................................................  8
   1.28   LEASED EMPLOYEES.....................................................................................  8
   1.29   DETERMINATION OF TOP HEAVY STATUS....................................................................  8
   1.30   PLAN MAINTAINED BY MORE THAN ONE EMPLOYER............................................................ 10
   1.31   "Disqualified Person"................................................................................ 10
   1.32   "Employer Securities"................................................................................ 10
   1.33   "Exempt Loan"........................................................................................ 11
   1.34   "Leveraged Employer Securities"...................................................................... 11
   1.35   "Issuer"............................................................................................. 11

Article II. EMPLOYEE PARTICIPANTS.............................................................................. 11
   2.01   ELIGIBILITY.......................................................................................... 11
   2.02   SERVICE - PARTICIPATION.............................................................................. 12
   2.03   BREAK IN SERVICE - PARTICIPATION..................................................................... 12
   2.04   PARTICIPATION UPON REEMPLOYMENT...................................................................... 12

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
Article III. EMPLOYER CONTRIBUTIONS AND FORFEITURES............................................................ 12
   3.01   AMOUNT............................................................................................... 12
   3.02   CONTRIBUTION ALLOCATION.............................................................................. 13
   3.03   LIMITATIONS ON ALLOCATIONS TO PARTICIPANTS' ACCOUNTS................................................. 14
   3.04   DEFINITIONS.......................................................................................... 15
   3.05   DETERMINATION OF CONTRIBUTION........................................................................ 17
   3.06   TIME OF PAYMENT OF CONTRIBUTION...................................................................... 17
   3.07   FORFEITURE ALLOCATION................................................................................ 17
   3.08   ACCRUAL OF BENEFIT................................................................................... 17

Article IV. PARTICIPANT CONTRIBUTIONS.......................................................................... 18
   4.01   PARTICIPANT VOLUNTARY CONTRIBUTIONS.................................................................. 18
   4.02   PARTICIPANT ROLLOVER CONTRIBUTIONS................................................................... 18

Article V. TERMINATION OF SERVICE - PARTICIPANT VESTING........................................................ 18
   5.01   NORMAL RETIREMENT AGE................................................................................ 18
   5.02   PARTICIPANT DISABILITY OR DEATH...................................................................... 18
   5.03   VESTING SCHEDULE..................................................................................... 18
   5.04   CASH-OUT DISTRIBUTION TO PARTIALLY-VESTED PARTICIPANTS/ RESTORATION OF FORFEITED ACCRUED BENEFIT..... 19
   5.05   [RESERVED]........................................................................................... 20
   5.06   YEAR OF SERVICE - VESTING............................................................................ 20
   5.07   BREAK IN SERVICE - VESTING........................................................................... 21
   5.08   INCLUDED YEARS OF SERVICE - VESTING.................................................................. 21
   5.09   FORFEITURE OCCURS.................................................................................... 21

Article VI. TIME AND METHOD OF PAYMENT OF BENEFITS............................................................. 21
   6.01   TIME OF PAYMENT OF ACCRUED BENEFIT................................................................... 21
   6.02   METHOD OF PAYMENT OF ACCRUED BENEFIT................................................................. 23
   6.03   BENEFIT PAYMENT ELECTIONS............................................................................ 25
   6.04   ANNUITY DISTRIBUTIONS TO PARTICIPANTS................................................................ 26
   6.05   SPECIAL DISTRIBUTION AND PAYMENT REQUIREMENTS........................................................ 26
   6.06   [Reserved]........................................................................................... 27
   6.07   DISTRIBUTIONS UNDER DOMESTIC RELATIONS ORDERS........................................................ 27
   6.08   ROLLOVER DISTRIBUTIONS............................................................................... 28

Article VII. EMPLOYER ADMINISTRATIVE PROVISIONS................................................................ 29
   7.01   INFORMATION TO COMMITTEE............................................................................. 29
   7.02   NO LIABILITY......................................................................................... 29
   7.03   INDEMNITY OF COMMITTEE............................................................................... 29
   7.04   AMENDMENT TO VESTING SCHEDULE........................................................................ 29

Article VIII. PARTICIPANT ADMINISTRATIVE PROVISIONS............................................................ 30
   8.01   BENEFICIARY DESIGNATION.............................................................................. 30
   8.02   NO BENEFICIARY DESIGNATION........................................................................... 30
   8.03   PERSONAL DATA TO COMMITTEE........................................................................... 31

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
   8.04   ADDRESS FOR NOTIFICATION............................................................................. 31
   8.05   ASSIGNMENT OR ALIENATION............................................................................. 31
   8.06   NOTICE OF CHANGE IN TERMS............................................................................ 31
   8.07   LITIGATION AGAINST THE TRUST......................................................................... 31
   8.08   INFORMATION AVAILABLE................................................................................ 31
   8.09   APPEAL PROCEDURE FOR DENIAL OF BENEFITS.............................................................. 32
   8.10   ESOP DIVERSIFICATION................................................................................. 32
   8.11   STILWELL SHARES AND INVESTMENT FUNDS................................................................. 33

Article IX. ADVISORY COMMITTEE -- DUTIES WITH RESPECT TO PARTICIPANTS' ACCOUNTS................................ 34
   9.01   MEMBERS' COMPENSATION, EXPENSES...................................................................... 34
   9.02   GENERAL.............................................................................................. 34
   9.03   FUNDING POLICY....................................................................................... 35
   9.04   INDIVIDUAL ACCOUNTS.................................................................................. 35
   9.05   VALUE OF PARTICIPANT'S ACCRUED BENEFIT............................................................... 36
   9.06   ALLOCATIONS TO PARTICIPANTS' ACCOUNTS................................................................ 36
   9.07   UNCLAIMED ACCOUNT PROCEDURE.......................................................................... 37
   9.08   TERM................................................................................................. 38
   9.09   POWERS............................................................................................... 38
   9.10   MANNER OF ACTION..................................................................................... 38
   9.11   AUTHORIZED REPRESENTATIVE............................................................................ 38
   9.12   INTERESTED MEMBER.................................................................................... 38
   9.13   INDIVIDUAL STATEMENT................................................................................. 38
   9.14   ACCOUNT CHARGED...................................................................................... 38
   9.15   BLACK-OUT PERIOD..................................................................................... 39
   9.16   ELECTRONIC ELECTIONS................................................................................. 39

Article X. TRUSTEE POWERS AND DUTIES........................................................................... 39
   10.01  TRUSTEE POWERS AND DUTIES............................................................................ 39
   10.02  [RESERVED]........................................................................................... 39
   10.03  INVESTMENT POWERS.................................................................................... 39
   10.04  [RESERVED]........................................................................................... 41
   10.05  [RESERVED]........................................................................................... 41
   10.06  [RESERVED]........................................................................................... 41
   10.07  [RESERVED]........................................................................................... 41
   10.08  DISTRIBUTION OF TRUST FUND........................................................................... 41
   10.09  [RESERVED]........................................................................................... 42
   10.10  [RESERVED]........................................................................................... 42
   10.11  [RESERVED]........................................................................................... 42
   10.12  [RESERVED]........................................................................................... 42
   10.13  [RESERVED]........................................................................................... 42
   10.14  [RESERVED]........................................................................................... 42
   10.15  PARTICIPANT VOTING RIGHTS - EMPLOYER SECURITIES AND STILWELL SHARES ................................. 42
   10.16  [RESERVED]........................................................................................... 43
   10.17  USE OF INDEPENDENT APPRAISER......................................................................... 43
   10.18  [RESERVED]........................................................................................... 43

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
   10.19  STILWELL SHARES RESTRICTION.......................................................................... 43

Article XI. REPURCHASE OF EMPLOYER SECURITIES.................................................................. 43
   11.01  PUT OPTION........................................................................................... 43
   11.02  CONTINUATION OF PUT OPTION........................................................................... 45

Article XII. MISCELLANEOUS..................................................................................... 45
   12.01  EVIDENCE............................................................................................. 45
   12.02  NO RESPONSIBILITY FOR EMPLOYER ACTION................................................................ 45
   12.03  FIDUCIARIES NOT INSURERS............................................................................. 45
   12.04  WAIVER OF NOTICE..................................................................................... 45
   12.05  SUCCESSORS........................................................................................... 45
   12.06  WORD USAGE........................................................................................... 45
   12.07  STATE LAW............................................................................................ 45
   12.08  EMPLOYMENT NOT GUARANTEED............................................................................ 46
   12.09  ELECTRONIC MEDIA..................................................................................... 46

Article XIII. EXCLUSIVE BENEFIT, AMENDMENT, TERMINATION........................................................ 46
   13.01  EXCLUSIVE BENEFIT.................................................................................... 46
   13.02  AMENDMENT BY EMPLOYER................................................................................ 46
   13.03  DISCONTINUANCE....................................................................................... 47
   13.04  FULL VESTING ON TERMINATION.......................................................................... 47
   13.05  MERGER/DIRECT TRANSFER............................................................................... 47
   13.06  TERMINATION.......................................................................................... 48

Article XIV. PROVISIONS EFFECTIVE UPON CHANGE IN CONTROL....................................................... 49
   14.01  DEFINITION OF "CHANGE IN CONTROL OF KCS"............................................................. 49
   14.02  PROVISIONS EFFECTIVE UPON CHANGE IN CONTROL.......................................................... 50
   14.03  RIGHT TO AMEND PART 1 OF ARTICLE XIV PRIOR TO CHANGE IN CONTROL OF KCS............................... 50

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                       ALPHABETICAL LISTING OF DEFINITIONS

Plan Definition                                                                                      Reference
                                                                                                     (Page Number)
Account................................................................................................... 1.11(5)
Accounting Date........................................................................................... 1.17(6)
Accrued Benefit........................................................................................... 1.12(5)
Advisory Committee........................................................................................ 1.05(3)
Affiliate ................................................................................................ 1.27(6)
Annual Addition........................................................................................ 3.04(a)(6)
Annuity Starting Date .................................................................................... 6.01(6)
Beneficial Owner ..................................................................................... 14.01(b)(6)
Beneficiary............................................................................................... 1.09(4)
Break in Service for Vesting Purposes..................................................................... 5.07(6)
Cash-Out Distribution .................................................................................... 5.04(6)
Change in Control of KCS................................................................................. 14.01(6)
Claimant.................................................................................................. 8.09(6)
Code...................................................................................................... 1.22(6)
Code Section 411(d)(6) Protected Benefits................................................................ 13.02(6)
Compensation.............................................................................................. 1.10(4)
Compensation for Code Section 415 Purposes ............................................................ 3.04(b)(6)
Compensation for Top Heavy Purposes.................................................................... 1.29(c)(6)
Deemed Cash-Out Rule .................................................................................. 5.04(C)(6)
Defined Contribution Plan.............................................................................. 3.04(g)(6)
Defined Benefit Plan................................................................................... 3.04(h)(6)
Determination Date..................................................................................... 1.29(g)(6)
Disability................................................................................................ 1.25(6)
Disqualified Person....................................................................................... 1.31(6)
Effective Date............................................................................................ 1.15(6)
Elective Contributions ................................................................................... 1.10(5)
Elective Transfer ....................................................................................... 13.05(6)
Eligible Accrued Benefit.................................................................................. 8.10(6)
Eligible Portion.......................................................................................... 6.05(6)
Employee.................................................................................................. 1.06(3)
Employer.................................................................................................. 1.02(3)
Employer for Code Section 415 Purposes................................................................. 3.04(c)(6)
Employer for Top Heavy Purposes........................................................................ 1.29(f)(6)
Employer Securities....................................................................................... 1.32(6)
Employment Commencement Date.............................................................................. 2.01(6)
ERISA..................................................................................................... 1.21(6)
Excess Amount.......................................................................................... 3.04(d)(6)
Exempt Loan............................................................................................... 1.33(6)
Exchange Act ............................................................................................ 14.01(6)
Excluded Employee ........................................................................................ 2.01(6)
5% Owner.................................................................................................. 1.07(3)
Forfeiture Break in Service .............................................................................. 5.08(6)
Highly Compensated Employee............................................................................... 1.07(3)

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
Hour of Service........................................................................................... 1.24(6)
Investment Manager .................................................................................... 9.02(i)(6)
Issuer.....................................................................................................1.35(6)
KCS................................................................................................... 14.01(a)(6)
Key Employee........................................................................................... 1.29(a)(6)
Leased Employees ......................................................................................... 1.28(6)
Leveraged Employer Securities............................................................................. 1.34(6)
Limitation Year........................................................................................ 3.04(e)(6)
Master Trust.............................................................................................. 1.18(6)
Maximum Permissible Amount................................................................................ 3.01(6)
Minimum Distribution Incidental Benefit (MDIB)......................................................... 6.02(A)(6)
Non-Key Employee....................................................................................... 1.29(b)(6)
Nonforfeitable............................................................................................ 1.13(5)
Nontransferable Annuity................................................................................... 1.20(6)
Normal Retirement Age .................................................................................... 5.01(6)
Participant............................................................................................... 1.08(4)
Permissive Aggregation Group........................................................................... 1.29(e)(6)
Plan...................................................................................................... 1.01(2)
Plan Administrator........................................................................................ 1.04(3)
Plan Entry Date........................................................................................... 1.16(6)
Plan Year................................................................................................. 1.14(6)
Qualified Domestic Relations Order ....................................................................... 6.07(6)
Related Employers ........................................................................................ 1.27(6)
Required Aggregation Group ............................................................................ 1.29(d)(6)
Required Beginning Date ............................................................................... 6.01(B)(6)
Service................................................................................................... 1.23(6)
Top Heavy Minimum Allocation .......................................................................... 3.02(B)(6)
Top Heavy Ratio .......................................................................................... 1.29(6)
Sponsor................................................................................................... 1.02(3)
Trust..................................................................................................... 1.18(6)
Trust Fund................................................................................................ 1.19(6)
Trustee................................................................................................... 1.03(3)
Years of Service.......................................................................................... 5.08(6)

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                                                                   Exhibit 10.38

                              KANSAS CITY SOUTHERN
                          EMPLOYEE STOCK OWNERSHIP PLAN
                (AS AMENDED AND RESTATED EFFECTIVE APRIL 1, 2002)

                                  INTRODUCTION

         Kansas City Southern ("KCS") (known as Kansas City Southern Industries, Inc. prior to May 2, 2002) hereby amends and restates this Kansas City Southern Employee Stock Ownership Plan (the "Plan") (known as the Kansas City Southern Industries, Inc. Employee Stock Ownership Plan prior to May 2, 2002), originally established effective as of February 3, 1988, for the administration and distribution of contributions made by the Employers for the purpose of providing retirement benefits for eligible Employees.

         Prior to July 12, 2000 (the "Spinoff Date"), Stilwell Financial Inc. ("Stilwell") and its subsidiaries (collectively, the "Stilwell Group") were members of the controlled group of corporations (within the meaning of Code
Section 414(b)) that includes KCS. As of the Spinoff Date, all of the shares of Stilwell held by KCS were distributed to the shareholders of KCS as a spinoff dividend (such transaction being referred to herein as the "Spinoff") and the members of the Stilwell Group thereby ceased to be members of the controlled group of corporations that includes KCS.

         As of October 1, 1999, the Plan was split into two separate plans: (1) an employee stock ownership plan providing benefits to eligible employees of KCS and certain of its affiliates (exclusive of the Stilwell Group), which continued to hold the assets of the Plan allocable to employees and former employees of KCS and certain of its affiliates other than the Stilwell Group, and which continued to be known as the Kansas City Southern Industries, Inc. Employee Stock Ownership Plan; and (2) an employee stock ownership plan providing benefits to eligible employees of the Stilwell Group, to which were transferred the assets of the Plan allocable to employees and former employees of the Stilwell Group, and which is known as the Stilwell Financial Inc. Employee Stock Ownership Plan.

         As a result of the Spinoff, Participants' Accounts under the Plan held both KCS Shares and shares of common stock of Stilwell ("Stilwell Shares") that were received as dividends with respect to such KCS Shares. KCS determined that in order to provide Participants with the opportunity to continue to hold the same economic investment following the Spinoff as before and enhanced investment flexibility following the Spinoff, the Plan shall provide for not only the holding of KCS Shares, but also the holding of Stilwell Shares and interests in certain diversified investment funds ("Investment Funds") that may be designated from time to time by the Advisory Committee as available for investment under the Plan. As provided in Section 8.11, and subject to the provisions thereof, following the Spinoff, Participants may elect to continue holding Stilwell Shares in their Accounts under the Plan, or may elect to sell Stilwell Shares and reinvest the proceeds in KCS Shares or in one or more Investment Funds. The continued holding of Stilwell Shares is limited to those Stilwell Shares that were allocated to Participants' Accounts as a result of the Spinoff. Accordingly, no future contributions to or earnings of the Plan, and no amounts transferred from the Investment Funds, may be invested in Stilwell Shares. Cash dividends on Stilwell Shares received by the Plan shall be invested in KCS Shares or in one or more Investment Funds, as elected by Participants.

         Prior to January 1, 2001, the Plan was intended to be an employee stock ownership plan, and to qualify as such under Section 4975(e)(7) of the Code and under Treasury Regulation Section 54.4975-11. Effective as of January 1, 2001, the Plan was amended and restated, and as so amended and restated the Plan (i) is intended to continue to be an employee stock ownership plan for periods on and after January 1, 2001, and to qualify as such under Section 4975(e)(7) of the Code and under Treasury Regulation Section 54.4975-11, in respect of that portion of the Plan as is invested in Employer Securities (including KCS Shares acquired by the Plan in exchange for or with proceeds from the sale of Stilwell Shares and also Employer Securities that are contributed to the Plan or are purchased with cash contributions made to the Plan with the proceeds of an Exempt Loan on or after January 1, 2001); (ii) is intended to be a stock bonus plan for periods on and after January 1, 2001, and to qualify as such under
Section 401(a) of the Code (including Section 401(a)(23) of the Code) and applicable regulations, in respect of the remainder of the Plan; and (iii) is intended to satisfy the requirements of Treasury Regulation Section 54.4975-11 (including the requirement to provide participants with nonterminable protections and rights set forth in Treasury Regulation
Section 54.4975-11(a)(3)) necessary to maintain the qualification of the Plan in its entirety as an employee stock ownership plan under Section 4975(e)(7) of the Code and Treasury Regulation Section 54.4975-11 with respect to all periods prior to January 1, 2001.

         Effective as of January 1, 2002, the Plan was amended and restated to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). The amendment and restatement is intended as good faith compliance with the requirements of EGTRRA and plan provisions should be construed in accordance with EGTRRA and guidance issued thereunder.

         The Plan is hereby further amended and restated effective as of April 1, 2002 (the "Effective Date"). Effective as of April 1, 2002, KCS appointed a new Trustee and entered into a service agreement with a new recordkeeper. In order to facilitate the change to the new recordkeeper and Trustee, the Advisory Committee imposed a black-out period, as defined in Section 9.15, effective as of March 15, 2002 and continuing until the Advisory Committee, in its sole discretion, deems it no longer necessary to impose such a black-out period. Except as otherwise provided, the provisions of this Plan, as hereby amended and restated, shall be effective as of April 1, 2002. Unless otherwise indicated, the provisions of this amended and restated Plan shall apply solely to an Employee who is employed by an Employer on or after the Effective Date. If a participant terminated employment from his last Employer prior to the Effective Date, the benefits to which he is entitled shall be determined under the terms of the Plan as in effect on the date of the Employee's termination of employment, unless otherwise indicated.

                                   ARTICLE I.
                                   DEFINITIONS

         1.01 "Plan" means the retirement plan established and continued by KCS as set forth herein, designated as the "Kansas City Southern Employee Stock Ownership Plan", and known as the "Kansas City Southern Industries, Inc. Employee Stock Ownership Plan" prior to May 2, 2002. The Sponsor has designed this Plan to invest contributions made to the Plan on and after January 1, 2001 primarily in Employer Securities.

         1.02 "Employer" means Kansas City Southern ("KCS" or the "Sponsor") (known as Kansas City Southern Industries, Inc. ("KCSI") prior to May 2, 2002), or any other Employer who, with the written consent of KCS, adopts this Plan.

         1.03 "Trustee" means Nationwide Trust Company, FSB, or any successor in office who in writing accepts the position of Trustee.

         1.04 "Plan Administrator" is Kansas City Southern unless KCS designates another person to hold the position of Plan Administrator. In addition to its other duties, the Plan Administrator has full responsibility for compliance with the reporting and disclosure rules under ERISA as respects this Plan.

         1.05 "Advisory Committee" means the Sponsor's Advisory Committee for the Plan as from time to time constituted.

         1.06 "Employee" means any employee of the Employer, excluding any Leased Employee, and excluding any individual who performs services for an Employer and (i) is working in a classification described as an independent contractor (even if such person is subsequently determined to be a common-law employee of the Employer), (ii) is paid, directly or indirectly, through an Employer's accounts payable system, or (iii) performs such services pursuant to a contract or agreement which provides that the person is an independent contractor or consultant (even if such person is subsequently determined to be a common-law employee of the Employer).

         1.07 "Highly Compensated Employee" means, for any Plan Year, commencing on or after January 1, 1997, any individual who (i) is an Employee described in subsection (a) or (b) below, or (ii) is a former Employee described in subsection (c), below:

                  (a) An Employee who at any time during the current Plan Year or the preceding Plan Year is a more than five percent (5%) owner (or is considered as owning more than five percent (5%) within the meaning of Section 318 of the Code) ("5% Owner") of the Employer;

                  (b) An Employee who (i) received Compensation during the preceding Plan Year in excess of $80,000 (in 1996, as adjusted in accordance with regulations and rulings under Section 414(q) of the
         Code), and (ii) if the Advisory Committee elects by amendment of the Plan to apply this clause (ii) to determine the Highly Compensated Employees for a Plan Year, for this Plan and, except as otherwise permitted, consistently for all plans of the Employer whose plan years begin in the same calendar year as such preceding Plan Year, is in the group consisting of the top twenty percent (20%) of the total number of persons employed by the Employer when ranked on the basis of Compensation paid during the preceding Plan Year, provided that, for purposes of determining the total number of persons employed by the Employer, the following Employees shall be excluded:

                           (1)      Employees who have not completed an
                  aggregate of six (6) months of service during the preceding Plan Year,

                           (2) Employees who work less than seventeen and one-half (17-1/2) hours per week for 50% or more of the total weeks worked by such employees during the preceding Plan Year,

                           (3) Employees who normally work during not more than six (6) months during any year,

                           (4) Employees who have not attained age 21 by the end of the preceding Plan Year,

                           (5) Employees who are nonresident aliens and who receive no earned income (within the meaning of Section 911(d)(2) of the Code) from the Employer which constitutes income during the preceding Plan Year from sources within the United States (within the meaning of Section 861(a)(3) of the Code), and

                           (6) Except to the extent provided in regulations prescribed by the Secretary of the Treasury, Employees who are members of a collective bargaining unit represented by a collective bargaining agent with which an Employer has or has had a bargaining agreement.

                  For purposes of this Section 1.07, "Compensation" means Compensation as defined in Section 1.10, and Compensation must include Elective Contributions.

                  The Advisory Committee must make the determination of who is a Highly Compensated Employee, including the determinations of the number and identity of the top paid 20% group and the relevant Compensation, consistent with Code Section 414(q) and regulations issued under that Code section. The Employer may make a calendar year election to determine the Highly Compensated Employees for the Plan Year, as prescribed by Treasury regulations. Except as otherwise permitted, a calendar year election must apply to all plans and arrangements of the Employer.

                  (c) The term "Highly Compensated Employee" also includes any former Employee who separated from Service (or has a deemed Separation from Service, as determined under Treasury regulations) prior to the Plan Year, performs no Service for the Employer during the Plan Year, and was a Highly Compensated Employee either for the separation year or for any Plan Year ending on or after his 55th birthday.

         1.08 "Participant" is an Employee who is eligible to be and becomes a Participant in accordance with the provisions of Section 2.01.

         1.09 "Beneficiary" is a person designated by a Participant who is or may become entitled to a benefit under the Plan. A Beneficiary who becomes entitled to a benefit under the Plan remains a Beneficiary under the Plan until the Trustee has fully distributed his benefit to him. A Beneficiary's right to (and the Plan Administrator's, the Advisory Committee's or a Trustee's duty to provide to the Beneficiary) information or data concerning the Plan does not arise until he first becomes entitled to receive a benefit under the Plan.

         1.10 "Compensation" means a Participant's wages, salaries, fees for professional service and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the Plan as defined in Code
Section 3401(a) for purposes of income tax withholding at the source but determined without regard to any rules that limit remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2)). Compensation includes Elective Contributions made by the Employer on the Employee's behalf. "Elective Contributions" are amounts excludible from the Employee's gross income under Code Sections 125, 402(a)(8), 402(h) or
403(b), and contributed by the Employer, at the Employee's election, to a Code
Section 401(k) arrangement, simplified employee pension, cafeteria plan or tax-sheltered annuity. A Compensation payment includes Compensation paid by the Employer to an Employee through another person under the common paymaster provisions of Code Sections 3121(s) and 3306(p).

         Any reference in this Plan to Compensation is a reference to the definition in this Section 1.10, unless the Plan reference specifies a modification to this definition. The Advisory Committee will take into account only Compensation actually paid for the relevant period.

         In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, the annual Compensation of each Employee taken into account under the Plan shall not exceed the EGTRRA annual compensation limit. The EGTRRA annual compensation limit is $200,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the EGTRRA annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

         Any reference in this Plan to the limitation under Code
Section 401(a)(17) shall mean the EGTRRA annual compensation limit set forth in this provision.

         Nondiscrimination. For purposes of determining whether the Plan discriminates in favor of Highly Compensated Employees, Compensation means Compensation as defined in this Section 1.10, unless KCS elects to use an alternate nondiscriminatory definition, in accordance with the requirements of Code Section 414(s) and the regulations issued under that Code section. KCS may elect to include all Elective Contributions made by the Employer on behalf of the Employees. KCS's election to include Elective Contributions must be consistent and uniform with respect to Employees of the Employer and all plans of the Employer for any particular Plan Year. KCS may make this election to include Elective Contributions for nondiscrimination testing purposes, irrespective of whether this Section 1.10 includes Elective Contributions in the general Compensation definition applicable to the Plan.

         1.11 "Account" means the separate account(s) which the Advisory Committee or the Trustee maintains for a Participant under the Plan.

         1.12 "Accrued Benefit" means the amount standing in a Participant's Account(s) as of any date derived from both Employer contributions and Employee contributions, if any.

         1.13 "Nonforfeitable" means a Participant's or Beneficiary's unconditional claim, legally enforceable against the Plan, to the Participant's Accrued Benefit.

         1.14 "Plan Year" means the fiscal year of the Plan, a 12 consecutive month period ending every December 31.

         1.15 "Effective Date" of this amended and restated Plan is April 1, 2002.

         1.16 "Plan Entry Date" means July 1, 2002 and every October 1, January 1, April 1 and July 1 thereafter.

         1.17 "Accounting Date" is the last day of the Plan Year. Unless otherwise specified in the Plan, the Advisory Committee shall make all Plan allocations for a particular Plan Year as of the last Accounting Date of that Plan Year.

         1.18 "Trust" means the Master Trust established pursuant to the Directed Trust Agreement between KCS and Nationwide Trust Company, FSB and/or any other trust that may be established under this Plan. 1.19 "Trust Fund" means all property of every kind held or acquired by the Trustee under the Plan.

         1.20 "Nontransferable Annuity" means an annuity which by its terms provides that it may not be sold, assigned, discounted, pledged as collateral for a loan or security for the performance of an obligation or for any purpose to any person other than the insurance company. If the Trustee distributes an annuity contract, the contract must be a Nontransferable Annuity.

         1.21 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         1.22     "Code" means the Internal Revenue Code of 1986, as amended.

         1.23 "Service" means any period of time the Employee is in the employ of the Employer, including any period the Employee is on an unpaid leave of absence authorized by the Employer under a uniform, nondiscriminatory policy applicable to all Employees. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service shall be provided in accordance with Section 414(u) of the Code. "Separation from Service" means a severance from employment with the Employer maintaining this Plan and all Related Employers.

         1.24     "Hour of Service" means:

                  (a) Each Hour of Service for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment, for the performance of duties. The Advisory Committee credits Hours of Service under this paragraph (a) to the Employee for the computation period in which the Employee performs the duties, irrespective of when paid;

                  (b) Each Hour of Service for back pay, irrespective of mitigation of damages, to which the Employer has agreed or for which the Employee has received an award. The Advisory Committee credits Hours of Service under this paragraph (b) to the Employee for the computation period(s) to which the award or the agreement pertains rather than for the computation period in which the award, agreement or payment is made; and

                  (c) Each Hour of Service for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment (irrespective of whether the employment relationship is terminated), for reasons other than for the performance of duties during a computation period, such as leave of absence, vacation, holiday, sick leave, illness, incapacity (including disability), layoff, jury duty or military duty. The Advisory Committee will credit no more than 501 Hours of Service under this paragraph (c) to an Employee on account of any single continuous period during which the Employee does not perform any duties (whether or not such period occurs during a single computation period). The Advisory Committee credits Hours of Service under this paragraph (c) in accordance with the rules of paragraphs (b) and (c) of Labor Reg. Section 2530.200b-2, which the Plan, by this reference, specifically incorporates in full within this paragraph (c).

         The Advisory Committee will not credit an Hour of Service under more than one of the above paragraphs. A computation period for purposes of this
Section 1.24 is the Plan Year, Year of Service period, Break in Service period or other period, as determined under the Plan provision for which the Advisory Committee is measuring an Employee's Hours of Service.

         The Employer will credit every Employee with Hours of Service on the basis of the "actual" method. For purposes of the Plan, "actual" method means the determination of Hours of Service from records of hours worked and hours for which the Employer makes payment or for which payment is due from the Employer. However, for an Employee who is paid on other than an hourly basis, Hours of Service shall be credited according to the following schedule, based on the payroll period of the Employee, for each payroll period with respect to which he or she is paid or is entitled to payment of compensation:

            Payroll Period                         Hours of Service
            --------------                         ----------------
            Daily                                        10
            Weekly                                       45
            Bi-Monthly                                   95
            Monthly                                      190

         Solely for purposes of determining whether the Employee incurs a Break in Service under any provision of this Plan, the Advisory Committee must credit Hours of Service during an Employee's unpaid absence period due to maternity or paternity leave. The Advisory Committee considers an Employee on maternity or paternity leave if the Employee's absence is due to the Employee's pregnancy, the birth of the Employee's child, the placement with the Employee of an adopted child, or the care of the Employee's child immediately following the child's birth or placement. The Advisory Committee credits Hours of Service under this paragraph on the basis of the number of Hours of Service the Employee would receive if he were paid during the absence period or, if the Advisory Committee cannot determine the number of Hours of Service the Employee would receive, on the basis of 8 hours per day during the absence period. The Advisory Committee will credit only the number (not exceeding 501) of Hours of Service necessary to prevent an Employee's Break in Service. The Advisory Committee credits all Hours of Service described in this paragraph to the computation period in which the absence period begins or, if the Employee does not need these Hours of Service to prevent a Break in Service in the computation period in which his absence period begins, the Advisory Committee credits these Hours of Service to the immediately following computation period.

         1.25 "Disability" means that the Participant has been determined to be disabled by the Railroad Retirement Board or the Social Security Administration.

         1.26 SERVICE FOR PREDECESSOR EMPLOYER. If the Employer maintains the plan of a predecessor employer, the Plan treats service of the Employee with the predecessor employer as service with the Employer.

         1.27 RELATED EMPLOYERS. A related group is a controlled group of corporations (as defined in Code Section 414(b)), trades or businesses (whether or not incorporated) which are under common control (as defined in Code
Section 414(c)) or an affiliated service group (as defined in Code
Section 414(m) or in Code Section 414(o)). If the Employer is a member of a related group, the term "Employer" includes, for the time period during which the relation exists, the related group members for purposes of crediting Hours of Service, determining Years of Service and Breaks in Service under Articles II and V, applying the limitations on allocations in Article III, applying the top heavy rules and the minimum allocation requirements of Article III, the definitions of Employee, Highly Compensated Employee, Compensation and Leased Employee, and for any other purpose required by the applicable Code section or by a Plan provision. In addition, (i) the Plan shall treat all service prior to the Spinoff Date that is credited with respect to an Employee under the terms of the Plan in effect prior to October 1, 1999 as service with the Employer, and
(ii) the Plan shall treat service of an Employee on or after the Spinoff Date with an "affiliate" of KCS during the time it is an "affiliate" as service with the Employer. For purposes of this Section 1.27, the term "affiliate" means any corporation, partnership, joint venture or other business entity with respect to which twenty-five percent (25%) or more of the equity interests therein are owned, directly or indirectly, by Kansas City Southern or by any entity at least 80% of the equity interests of which are owned by Kansas City Southern. However, only an Employer described in Section 1.02 may contribute to the Plan and only an Employee employed by an Employer described in Section 1.02 is eligible to participate in this Plan. For Plan allocation purposes, "Compensation" does not include Compensation received from a related employer that is not participating in this Plan.

         1.28 LEASED EMPLOYEES. The Plan does not treat a Leased Employee as an Employee of the Employer. A Leased Employee is an individual (who otherwise is not an Employee of the Employer) who, pursuant to a leasing agreement between the Employer and any other person, has performed services for the Employer (or for the Employer and any persons related to the Employer within the meaning of Code Section 144(a)(3)) on a substantially full time basis for at least one year and who performs services under the primary direction or control of the Employer. A Leased Employee who performs services for the Employer pursuant to a contract or agreement which provides that the person is a Leased Employee will not become eligible to participate in this Plan merely by reason of a determination that the person is a common-law employee of the Employer, unless and until the Employer changes the employment classification of such person.

         1.29 DETERMINATION OF TOP HEAVY STATUS. If this Plan is the only qualified plan maintained by the Employer, the Plan is top heavy for a Plan Year if the top heavy ratio as of the Determination Date exceeds 60%. The top heavy ratio is a fraction, the numerator of which is the sum of the present value of Accrued Benefits of all Key Employees in the Plan as of the Determination Date and the denominator of which is a similar sum determined for all Employees in the Plan. The Advisory Committee must include in the top heavy ratio, as part of the present value of Accrued Benefits, any contribution by the Employer not made as of the Determination Date but includible under Code Section 416 and the applicable Treasury regulations, distributions on account of Separation From Service, death or disability made within the Determination Period and any other distributions made within the 5-year period ending on the Determination Date. The Advisory Committee must calculate the top heavy ratio by disregarding the Accrued Benefit (and distributions, if any, of the Accrued Benefit) of any Non-Key Employee who was formerly a Key Employee, and by disregarding the Accrued Benefit (including distributions, if any, of the Accrued Benefit) of an individual who has not received credit for at least one Hour of Service with the Employer during the Determination Period. The Advisory Committee must calculate the top heavy ratio, including the extent to which it must take into account distributions, rollovers and transfers, in accordance with Code Section 416 and the regulations under that Code section.

         If the Employer maintains other qualified plans (including a simplified employee pension plan), or maintained another such plan which now is terminated, the Plan is top heavy only if it is part of the Required Aggregation Group, and the top heavy ratio for the Required Aggregation Group and for the Permissive Aggregation Group, if any, each exceeds 60%. The Advisory Committee will calculate the top heavy ratio in the same manner as required by the first paragraph of this Section 1.29, taking into account all plans within the Aggregation Group. To the extent the Advisory Committee must take into account distributions to a Participant, the Advisory Committee must include distributions from a terminated plan which would have been part of the Required Aggregation Group if it were in existence on the Determination Date. The Advisory Committee will calculate the present value of Accrued Benefits under defined benefit plans or simplified employee pension plans included within the group in accordance with the terms of those plans, Code Section 416 and the regulations under that Code section. If a Participant in a defined benefit plan is a Non-Key Employee, the Advisory Committee will determine his Accrued Benefit under the accrual method, if any, which is applicable uniformly to all defined benefit plans maintained by the Employer or, if there is no uniform method, in accordance with the slowest accrual rate permitted under the fractional rule accrual method described in Code Section 411(b)(1)(C). To calculate the present value of benefits from a defined benefit plan, the Advisory Committee will use the actuarial assumptions (interest and mortality only) prescribed by the defined benefit plan(s) to value benefits for top heavy purposes. If an aggregated plan does not have a valuation date coinciding with the Determination Date, the Advisory Committee must value the Accrued Benefits in the aggregated plan as of the most recent valuation date falling within the 12-month period ending on the Determination Date, except as Code Section 416 and applicable Treasury regulations require for the first and second plan year of a defined benefit plan. The Advisory Committee will calculate the top-heavy ratio with reference to the Determination Dates that fall within the same calendar year.

         Definitions. For purposes of applying the provisions of this
         Section 1.29:

                  (a) "Key Employee" means, as of any Determination Date, any Employee or former Employee (or Beneficiary of such Employee) who, for the Plan Year that includes the Determination Date: (i) has Compensation in excess of $130,000 (as adjusted under

         Code Section 416 (i)(1) for Plan Years beginning after December 31,
         2002) and is an officer of the Employer; (ii) is a more than 5% owner of the Employer; or (iii) is a more than 1% owner of the Employer and has Compensation of more than $150,000. The constructive ownership rules of Code Section 318 (or the principles of that section, in the case of an unincorporated Employer) will apply to determine ownership in the Employer. The number of officers taken into account under clause
         (i) will not exceed the greater of 3 or 10% of the total number (after application of the Code Section 414(q)(8) exclusions) of Employees, but no more than 50 officers. The Advisory Committee will make the determination of who is a Key Employee in accordance with Code
         Section 416(i)(1) and the regulations under that Code section.

                  (b) "Non-Key Employee" is an Employee who does not meet the definition of Key Employee.

                  (c)      "Compensation" means Compensation as determined under
         Section 1.07 (relating to the Highly Compensated Employee definition).

                  (d) "Required Aggregation Group" means: (1) each qualified plan of the Employer in which at least one Key Employee participates at any time during the Determination Period; and (2) any other qualified plan of the Employer which enables a plan described in clause (1) to meet the requirements of Code Section 401(a)(4) or Code
         Section 410.

                  (e) "Permissive Aggregation Group" is the Required Aggregation Group plus any other qualified plans maintained by the Employer, but only if such group would satisfy in the aggregate the requirements of Code Section 401(a)(4) and Code Section 410. The Advisory Committee will determine the Permissive Aggregation Group.

                  (f) "Employer" means the Employer that adopts this Plan and any related employers described in Section 1.27.

                  (g) "Determination Date" for any Plan Year is the last Accounting Date of the preceding Plan Year or, in the case of the first Plan Year of the Plan, the last Accounting Date of that Plan Year. The "Determination Period" is the 1-year period ending on the Determination Date.

         1.30 PLAN MAINTAINED BY MORE THAN ONE EMPLOYER. If more than one Employer maintains this Plan, then for purposes of determining Service and Hours of Service, the Advisory Committee will treat all Employers maintaining this Plan as a single employer.

         1.31 "Disqualified Person" has the meaning ascribed to that term under Code Section 4975(e)(2).

         1.32 "Employer Securities" means voting common stock issued by Kansas City Southern, or by a corporation which is a member of the same controlled group of corporations, which is readily tradable on an established securities market. Noncallable preferred stock of Kansas City Southern shall be treated as Employer Securities if such stock is convertible at any time into voting common stock issued by Kansas City Southern if such conversion is at a conversion price which (as of the date of acquisition by the Plan) is reasonable. Under regulations under Code Section 409(l), preferred stock shall be treated as noncallable if after the call there will be a reasonable opportunity for a conversion which meets the requirements of the preceding sentence.

         1.33 "Exempt Loan" means a loan made to this Plan by a Disqualified Person, or a loan to this Plan which a Disqualified Person guarantees, provided the loan satisfies the requirements of Treas. Reg. Section 54.4975-7(b).

         1.34 "Leveraged Employer Securities" means Employer Securities acquired by the Trust with the proceeds of an Exempt Loan and which satisfy the definition of "qualifying employer securities" in Code Section 4975(e)(8) with respect to the Plan to which the Exempt Loan was made.

         1.35     "Issuer" means the corporation that issued the Employer
Securities.

                                   ARTICLE II.
                              EMPLOYEE PARTICIPANTS

         2.01 ELIGIBILITY. Each Employee (other than an Excluded Employee) becomes a Participant in the Plan on the Plan Entry Date (if employed on that date) coincident with or immediately following the later of his Employment Commencement Date or the date he attains age 18. Each Employee who was a Participant in the Plan on the day before the Effective Date and who continues as an Employee on the Effective Date continues as a Participant in the Plan on the Effective Date. The term "Employment Commencement Date" means the date on which the Employee first performs an Hour of Service for an Employer.

         An Employee is an Excluded Employee if he is (a) a nonresident alien who receives no earned income (within the meaning of Code Section 911(d)(2)) from an Employer which constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3)), or (b) a member of a collective bargaining unit, unless the collective bargaining agreement provides otherwise. An Employee is a member of a collective bargaining unit if he is included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representatives and such employer or employers. The term "employee representatives" does not include an organization more than one half the members of which are owners, officers or executives of an Employer.

         If a Participant has not incurred a Separation from Service but becomes an Excluded Employee, then during the period such a Participant is an Excluded Employee, the Advisory Committee will limit that Participant's sharing in the allocation of Employer contributions and Participant forfeitures, if any, under the Plan by disregarding his Compensation paid by an Employer for services rendered in his capacity as an Excluded Employee. However, during such period of exclusion, the Participant, without regard to employment classification, continues to receive credit for vesting under Article V for each included Year of Service and the Participant's Account continues to share fully in Trust Fund allocations under Section 9.06.

         If an Excluded Employee who is not a Participant becomes eligible to participate in the Plan by reason of a change in employment classification, he will participate in the Plan immediately if he would have been a Participant had he not been an Excluded Employee during his period of Service. Furthermore, the Plan takes into account all of the Participant's included years of Service with an Employer as an Excluded Employee for purposes of vesting credit under Article V.

         A Leased Employee who performs services for the Employer pursuant to a contract or agreement which provides that the person is a Leased Employee will not become eligible to participate in this Plan merely by reason of a determination that the person is a common-law employee of the Employer, unless and until the Employer changes the employment classification of such person. If a Leased Employee who is not a Participant becomes eligible to participate in the Plan by reason of a change in employment classification, he will participate in the Plan immediately if he has satisfied the eligibility conditions of
Section 2.01 and would have been a Participant had he not been a Leased Employee during his period of Service. Furthermore, the Plan takes into account all of the Participant's included Years of Service with an Employer as a Leased Employee for purposes of vesting credit under Article V.

         2.02 SERVICE - PARTICIPATION. For purposes of an Employee's participation in the Plan under Section 2.01, the Plan does not apply any minimum Hour of Service requirement. The Plan does not require an Employee who terminates employment to establish a new Employment Commencement Date if reemployed by an Employer.

         2.03 BREAK IN SERVICE - PARTICIPATION. For purposes of participation in the Plan, the Plan does not apply any Break in Service rule.

         2.04 PARTICIPATION UPON REEMPLOYMENT. A Participant whose employment terminates reenters the Plan as a Participant on the date of his reemployment. An Employee who satisfies the Plan's eligibility conditions but who terminates employment prior to becoming a Participant becomes a Participant in the Plan on the later of the Plan Entry Date on which he would have entered the Plan had he not terminated employment or the date of his reemployment. Any Employee who terminates employment prior to satisfying the Plan's eligibility conditions becomes a Participant in accordance with the provisions of
Section 2.01.

                                  ARTICLE III.
                     EMPLOYER CONTRIBUTIONS AND FORFEITURES

         3.01 AMOUNT. For each Plan Year, the Employer may contribute to the Trust an amount which the Employer may from time to time deem advisable. The Employer may not make a contribution to the Trust for any Plan Year to the extent the contribution would exceed the Participants' "Maximum Permissible Amounts" under Section 3.04.

         The Employer contributes to this Plan on the condition its contribution is not due to a mistake of fact and the Internal Revenue Service will not disallow the deduction for its contribution. The Trustee, upon written request from the Employer, must return to the Employer the amount of the Employer contribution made by the Employer by mistake of fact or the amount of the Employer's contribution disallowed as a deduction under Code Section 404. The Trustee will not return any portion of the Employer's contribution under the provisions of this paragraph more than one year after:

                  (a) The Employer made the contribution by mistake of fact; or

                  (b) The disallowance of the contribution as a deduction, and then, only to the extent of the disallowance.

         The Trustee will not increase the amount of the Employer contribution returnable under this Section 3.01 for any earnings attributable to the contribution, but the Trustee will decrease the Employer's contribution returnable for any losses attributable to it. The Trustee may require the Employer to furnish it whatever evidence the Trustee deems necessary to enable the Trustee to confirm the amount the Employer has requested be returned is properly returnable under ERISA.

         The Employer may make its contribution in cash or in Employer Securities as the Employer from time to time may determine. The Employer may make its contribution of Employer Securities at fair market value determined at the time of contribution.

         3.02     CONTRIBUTION ALLOCATION.

(A) Method of Allocation. Subject to Section 3.02(B) and any restoration allocation required under Section 5.04, the Advisory Committee will allocate and credit each annual Employer contribution (and Participant forfeitures, if any) to the Account of each Participant in the Plan who satisfies the conditions of
Section 3.08, in the same ratio that each such Participant's Compensation for the Plan Year bears to the total Compensation of all such Participants for the Plan Year.

(B)      Top Heavy Minimum Allocation.

                  (1) Minimum Allocation. If the Plan is top heavy in any Plan Year:

                           (a)      Each Non-Key Employee (as defined in
                  Section 1.29) who is a Participant in the Plan and is employed by the Employer on the last day of the Plan Year will receive a top heavy minimum allocation for that Plan Year, irrespective of whether he satisfies the Hours of Service condition under Section 3.08(B); and

                           (b) The top heavy minimum allocation is the lesser of 3% of the Non-Key Employee's Compensation for the Plan Year or the highest contribution rate for the Plan Year made on behalf of any Key Employee in the Plan (as defined in Section 1.29). However, if a defined benefit plan maintained by the Employer which benefits a Key Employee in the Plan depends on this Plan to satisfy the antidiscrimination rules of Code Section 401(a)(4) or the coverage rules of Code
                  Section 410 (or another plan benefiting the Key Employee so depends on such defined benefit plan), the top heavy minimum allocation is 3% of the Non-Key Employee's Compensation regardless of the contribution rate for the Key Employees in the Plan.

                  For purposes of clause (b), "Compensation" means Compensation as defined in Section 1.10. For purposes of this Section 3.02(B), a Participant's contribution rate is the sum of Employer contributions (including Employer matching contributions described in Code
         Section 401(m) but not including Employer contributions to Social Security) and forfeitures allocated to the Participant's Account for the Plan Year under Sections 3.02 and 3.07 divided by his Compensation for the entire Plan Year. However, a Non-Key Employee's contribution rate does not include any Elective Contributions under a Code Section 401(k) arrangement maintained by the Employer. To determine a Participant's contribution rate, the Advisory Committee must treat all qualified top heavy defined contribution plans maintained by the Employer (or by any related Employers described in Section 1.27) as a single plan.

                  (2) Method of Compliance. The Plan will satisfy the top-heavy minimum allocation in accordance with this Section 3.02(B)(2). The Advisory Committee first will allocate the Employer contributions (and Participant forfeitures, if any) for the Plan Year in accordance with the allocation formula under Section 3.02(A). The Employer then will contribute an additional amount for the Account of any Participant in the Plan who is entitled under this Section 3.02(B) to a top heavy minimum allocation and whose contribution rate for the Plan Year is less than the top heavy minimum allocation. The additional amount is the amount necessary to increase the Participant's contribution rate to the top-heavy minimum allocation. The Advisory Committee will allocate the additional contribution to the Account of the Participant on whose behalf the Employer makes the contribution.

         3.03 LIMITATIONS ON ALLOCATIONS TO PARTICIPANTS' ACCOUNTS. The amount of Annual Additions which the Advisory Committee may allocate under the Plan on a Participant's behalf for a Limitation Year may not exceed the Maximum Permissible Amount. If the amount the Employer otherwise would contribute to the Participant's Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the Employer will reduce the amount of its contribution so the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount. If an allocation of Employer contributions, pursuant to Section 3.02, would result in an Excess Amount (other than an Excess Amount resulting from the circumstances described in Section 3.02(B)) to the Participant's Account, the Advisory Committee will reallocate the Excess Amount to the remaining Participants in the Plan who are eligible for an allocation of Employer contributions for the Plan Year in which the Limitation Year ends. The Advisory Committee will make this reallocation on the basis of the allocation method under the Plan as if the Participant whose Account otherwise would receive the Excess Amount is not eligible for an allocation of Employer contributions.

(A) Estimation of Compensation. Prior to the determination of a Participant's actual Compensation for a Limitation Year, the Advisory Committee may determine the Maximum Permissible Amount on the basis of the Participant's estimated annual Compensation for such Limitation Year. The Advisory Committee must make this determination on a reasonable and uniform basis for all Participants in the Plan similarly situated. The Advisory Committee must reduce any Employer contributions (including any allocation of forfeitures) based on estimated annual Compensation by any Excess Amount carried over from prior years. As soon as is administratively feasible after the end of the Limitation Year, the Advisory Committee will determine the Maximum Permissible Amount for such Limitation Year on the basis of the Participant's actual Compensation for such Limitation Year.

(B) Disposition of Excess Amount. If, pursuant to Section 3.03(A), or because of the allocation of forfeitures, there is an Excess Amount with respect to a Participant in the Plan for a Limitation Year, the Advisory Committee will dispose of such Excess Amount as follows:

                  (a) The Advisory Committee will return any nondeductible voluntary Employee contributions to the Participant to the extent that the return would reduce the Excess Amount.

                  (b) If, after the application of paragraph (a), an Excess Amount still exists, and the Plan covers the Participant at the end of the Limitation Year, then the Advisory Committee will use the Excess Amount(s) to reduce future Employer contributions (including any allocation of forfeitures) under the Plan for the next Limitation Year and for each succeeding Limitation Year, as is necessary, for the Participant.

                  (c) If, after the application of paragraph (a), an Excess Amount still exists, and the Plan does not cover the Participant at the end of the Limitation Year, then the Advisory Committee will hold the Excess Amount unallocated in a suspense account. The Advisory Committee will apply the suspense account to reduce Employer contributions (including allocation of forfeitures) for all remaining Participants in the Plan in the next Limitation Year, and in each succeeding Limitation Year if necessary.

                  (d) Except as provided in paragraph (a), the Advisory Committee will not distribute any Excess Amount(s) to Participants or to former Participants.

(C) More Than One Plan. If the Advisory Committee allocated an Excess Amount to a Participant's Account on an allocation date of the Plan which coincides with an allocation date of another defined contribution plan maintained by the Employer, the Advisory Committee will attribute the Excess Amount allocated as of such date first to the profit sharing plan component of the Kansas City Southern 401(k) and Profit Sharing Plan. If an Excess Amount remains, it will then be attributed to this Plan and then, if necessary, to the 401(k) plan component of the Kansas City Southern 401(k) and Profit Sharing Plan.

(D) Catch-Up Contributions. Notwithstanding the foregoing, the provisions of this Article III shall be applied in a manner consistent with permitting, if applicable, catch-up contributions to be made to the Kansas City Southern 401(k) and Profit Sharing Plan in accordance with, and subject to the limitations of, Code Section 414(v).

         3.04 DEFINITIONS. For purposes of Article III, the following terms mean:

                  (a) "Annual Addition" - The sum of the following amounts allocated in the Plan on behalf of a Participant for a Limitation Year:
         (i) all Employer contributions; (ii) all forfeitures; and (iii) all Employee contributions. Except to the extent provided in Treasury Regulations, Annual Additions include excess contributions described in Code Section 401(k), excess aggregate contributions described in Code
         Section 401(m) and excess deferrals described in Code Section 402(g), irrespective of whether the plan distributes or forfeits such excess amounts. Annual Additions also include Excess Amounts reapplied to reduce Employer contributions under Section 3.03. Amounts allocated after March 31, 1984, to an individual medical account (as defined in Code Section 415(l)(2)) included as part of a defined benefit plan maintained by the Employer are Annual Additions. Furthermore,

         Annual Additions include contributions paid or accrued after December 31, 1985, for taxable years ending after December 31, 1985, attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code
         Section 419A(d)(3)) under a welfare benefit fund (as defined in Code
         Section 419(e)) maintained by the Employer, but only for purposes of the dollar limitation applicable to the Maximum Permissible Amount.

                  "Annual Additions" do not include any Employer contributions applied by the Advisory Committee (not later than the due date, including extensions, for filing the Employer's Federal income tax return for that Plan Year) to pay interest on an Exempt Loan, and any Leveraged Employer Securities the Advisory Committee allocates as forfeitures; provided, however, the provisions of this sentence do not apply in a Plan Year for which the Advisory Committee allocates more than one-third (1/3) of the Employer contributions applied to pay principal and interest on an Exempt Loan to Restricted Participants. The Advisory Committee may reallocate the Employer contributions in accordance with Section 3.03 to the Accounts of non-Restricted Participants to the extent necessary in order to satisfy this special limitation. For purposes of this Section 3.04, "Restricted Participants" mean Participants in the Plan who are Highly Compensated Employees within the meaning of Code Section 414(q).

                  (b) "Compensation" - For purposes of applying the limitations of Section 3.03, "Compensation" means Compensation as defined in Section 1.10, disregarding any exclusions from Compensation and disregarding Elective Contributions with respect to Plan Years commencing before January 1, 1998, but including Elective Contributions for Plan years commencing after December 31, 1997.

                  (c) "Employer" - The Employer that adopts this Plan and any related employers described in Section 1.27. Solely for purposes of applying the limitations of Section 3.03, the Advisory Committee will determine related employers described in Section 1.27 by modifying Code
         Section 414(b) and (c) in accordance with Code Section 415(h).

                  (d) "Excess Amount" - The excess of the Participant's Annual Additions for the Limitation year over the Maximum Permissible Amount.

                  (e) "Limitation Year" - The Plan Year. If the Employer amends the Limitation Year to a different 12 consecutive month period, the new Limitation Year must begin on a date within the Limitation Year for which the Employer makes the amendment, creating a short Limitation Year.

                  (f) "Maximum Permissible Amount" - The lesser of (i) $40,000 (as adjusted for increases in the cost-of-living under Code
         Section 415(d)), or (ii) 100% of the Participant's Compensation for the Limitation Year. If there is a short Limitation Year because of a change in Limitation Year, the Advisory Committee will multiply the $40,000 (or adjusted) limitation by the following fraction:

                  Number of months in the short Limitation Year
                  ---------------------------------------------
                                       12

                  (g) "Defined contribution plan" - A retirement plan which provides for an individual account for each participant and for benefits based solely on the amount contributed to the participant's account, and any income, expenses, gains and losses, and any forfeitures of accounts of other participants which the plan may allocate to such participant's account. The Advisory Committee must treat all defined contribution plans (whether or not terminated) maintained by the Employer as a single plan. For purposes of the limitations of Section 3.03, the Advisory Committee will treat employee contributions made to a defined benefit plan maintained by the Employer as a separate defined contribution plan. The Advisory Committee also will treat as a defined contribution plan an individual medical account (as defined in Code Section 415(l)(2)) included as part of a defined benefit plan maintained by the Employer and, for taxable years ending after December 31, 1985, a welfare benefit fund under Code
         Section 419(e) maintained by the Employer to the extent there are post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3)).

                  (h) "Defined benefit plan" - A retirement plan which does not provide for individual accounts for Employer contributions. The Advisory Committee must treat all defined benefit plans (whether or not terminated) maintained by the Employer as a single plan.

         3.05 DETERMINATION OF CONTRIBUTION. The Employer, from its records, determines the amount of any contributions to be made by it to the Trust under the terms of the Plan.

         3.06 TIME OF PAYMENT OF CONTRIBUTION. An Employer may pay its contribution for each Plan Year in one or more monthly installments without interest. An Employer must make its contribution to the Trust within the time prescribed by the Code or applicable Treasury regulations.

         3.07 FORFEITURE ALLOCATION. The amount of a Participant's Accrued Benefit forfeited under the Plan is a Participant forfeiture. Subject to any restoration allocation required under Sections 5.04 or 9.07, the Advisory Committee will allocate the forfeiture in accordance with Section 3.02, as an Employer contribution for the Plan Year in which the forfeiture occurs, as if the Participant forfeiture were an additional Employer contribution for that Plan Year. The Advisory Committee will continue to hold the undistributed, non-vested portion of a terminated Participant's Accrued Benefit in his Account solely for his benefit until a forfeiture occurs at the time specified in
Section 5.09. Except as provided under Section 5.04, a Participant will not share in the allocation of a forfeiture of any portion of his Accrued Benefit. In making a forfeiture allocation under this Section 3.07, the Advisory Committee will base forfeitures of Employer Securities upon the fair market value of the Employer Securities as of the Accounting Date of the forfeitures.

         3.08 ACCRUAL OF BENEFIT. The Advisory Committee will determine the accrual of benefit (Employer contributions and Participant forfeitures) on the basis of the Plan Year.

(A) Compensation Taken Into Account. In allocating an Employer contribution to a Participant's account, the Advisory Committee, except for purposes of determining the top heavy minimum contribution under Section 3.02(B), will take into account only the Compensation determined for the portion of the Plan Year in which the Employee actually is a Participant.

(B) Hours of Service Requirement. Subject to the top heavy minimum allocation requirement of Section 3.02(B), the Advisory Committee will not allocate any portion of an Employer contribution or Participant forfeiture for a Plan Year to any Participant's Account if the Participant does not complete a minimum of 1,000 Hours of Service during the Plan Year, unless the Participant terminates employment during the Plan Year because of death or disability or because of the attainment of Normal Retirement Age in the current Plan Year or in a prior Plan Year.

(C) Employment Requirement. A Participant who, during a particular Plan Year, completes the Hours of Service requirement under this Section 3.08 will share in the allocation of Employer contributions and Participant forfeitures without regard to whether he is employed by an Employer on the last day of that Plan Year.

                                   ARTICLE IV.
                            PARTICIPANT CONTRIBUTIONS

         4.01 PARTICIPANT VOLUNTARY CONTRIBUTIONS. The Plan does not permit or require Participant contributions.

         4.02 PARTICIPANT ROLLOVER CONTRIBUTIONS. The Plan does not permit Participant rollover contributions.

                                   ARTICLE V.
                  TERMINATION OF SERVICE - PARTICIPANT VESTING

         5.01 NORMAL RETIREMENT AGE. A Participant's Normal Retirement Age is 65 years of age. A Participant who remains in the employ of an Employer after attaining Normal Retirement Age will continue to participate in Employer contributions. A Participant's Accrued Benefit derived from Employer contributions is 100% Nonforfeitable upon and after his attaining Normal Retirement Age (if employed by an Employer on or after that date).

         5.02 PARTICIPANT DISABILITY OR DEATH. If a Participant's employment with an Employer terminates as a result of death or disability, the Participant's Accrued Benefit derived from Employer contributions will be 100% Nonforfeitable.

         5.03 VESTING SCHEDULE. Except as provided in Sections 5.01 and 5.02, for each Year of Service, a Participant's Nonforfeitable percentage of his Accrued Benefit derived from Employer contributions equals the percentage in the following vesting schedule:

            Percent of
         Years of Service                       Nonforfeitable
         With the Employer                     Accrued Benefit
         -----------------                     ---------------
         Less than 5................................ None
         5 or more...................................100%

         For any Plan Year in which the Plan is a top heavy Plan (as defined in Section 1.29) the Advisory Committees will calculate a Participant's Nonforfeitable percentage of his Accrued Benefit under the following schedule:

                                                                   Percent of
          Year of Service                                        Nonforfeitable
         With the Employer                                      Accrued Benefit
         -----------------                                      ---------------

         Less than 2................................................None
         2............................................................20%
         3............................................................40%
         4............................................................60%
         5 or more...................................................100%

         The Advisory Committee will apply the top-heavy schedule to Participants who earn at least one Hour of Service after the top-heavy schedule becomes effective. A shift between vesting schedules under this Section 5.03 is an amendment to the vesting schedule and the Advisory Committee must apply the rules of Section 7.04 accordingly. A shift to a new vesting schedule under this
Section 5.03 is effective on the first day of the Plan Year for which the top-heavy status of the Plan changes.

         5.04 CASH-OUT DISTRIBUTION TO PARTIALLY-VESTED PARTICIPANTS/ RESTORATION OF FORFEITED ACCRUED BENEFIT. If, pursuant to Article VI, a partially-vested Participant receives a cash-out distribution from the Plan before he incurs a Forfeiture Break in Service (as defined in Section 5.08), the cash-out distribution will result in a forfeiture of the non-vested portion of the Participant's Accrued Benefit derived from Employer contributions in the Plan as of the last day of the Plan Year in which the cash-out distribution occurs. See Section 5.09. A partially-vested Participant is a Participant whose Nonforfeitable Percentage determined under Section 5.03 is less than 100%. A cash-out distribution is a distribution of the entire present value of the Participant's Nonforfeitable Accrued Benefit.

(A) Restoration and Conditions upon Restoration. A partially vested Participant who is reemployed by an Employer after receiving a cash-out distribution of the Nonforfeitable percentage of his Accrued Benefit may repay the Plan the amount of the cash-out distribution attributable to Employer contributions, unless the Participant no longer has a right to restoration under the requirements of this Section 5.04. If a partially-vested Participant makes the cash-out distribution repayment, the Advisory Committee, subject to the conditions of this paragraph (A), must restore his Accrued Benefit attributable to Employer contributions in the Plan to the same dollar amount as the dollar amount of his Accrued Benefit on the Accounting Date, or other valuation date, immediately preceding the date of the cash-out distribution, unadjusted for any gains or losses occurring subsequent to that Accounting Date, or other valuation date. Restoration of the Participant's Accrued Benefit includes restoration of all Code Section 411(d)(6) protected benefits with respect to that restored Accrued Benefit, in accordance with applicable Treasury regulations. The Advisory Committee will not restore a reemployed Participant's Accrued Benefit under this paragraph if:

                           (1) 5 years have elapsed since the Participant's first reemployment date following the cash-out distribution; or

                           (2) The Participant incurred a Forfeiture Break in Service (as defined in Section 5.08). This condition also applies if the Participant makes repayment within the Plan Year in which he incurs the Forfeiture Break in Service and that Forfeiture Break in Service would result in a complete forfeiture of the amount the Advisory Committee otherwise would restore.

(B) Time and Method of Restoration. If neither of the two conditions preventing restoration of the Participant's Accrued Benefit applies, the Advisory Committee will restore the Participant's Accrued Benefit as of the Plan Year Accounting Date coincident with or immediately following the repayment. To restore the Participant's Accrued Benefit, the Advisory Committee, to the extent necessary, will allocate to the Participant's Account:

                           (1) First, the amount, if any, of Participant forfeitures the Advisory Committee would otherwise allocate under
         Section 3.07;

                           (2) Second, the amount, if any, of the net income or gain for the Plan for the Plan Year; and

                           (3) Third, the Employer contribution for the Plan Year to the extent made under a discretionary formula.

         To the extent the amounts described in clauses (1), (2) and (3) are insufficient to enable the Advisory Committee to make any required restoration, the Employer must contribute, without regard to any requirement or condition of
Section 3.01, the additional amount necessary to enable the Advisory Committee to make the required restoration. If, for a particular Plan Year, the Advisory Committee must restore the Accrued Benefit of more than one reemployed Participant, then the Advisory Committee will make the restoration allocation(s) to each such Participant's Account in the same proportion that a Participant's restored amount for the Plan Year bears to the restored amount for the Plan Year of all reemployed Participants in the Plan. The Advisory Committee will not take into account the allocation under this Section 5.04 in applying the limitation on allocations under Section 3.03.

(C) 0% Vested Participant. The deemed cash-out rule applies to a 0% vested Participant. A 0% vested Participant is a Participant whose Accrued Benefit derived from Employer contributions is entirely forfeitable at the time of his Separation from Service. Under the deemed cash-out rule, the Advisory Committee will treat a 0% vested Participant as having received a cash-out distribution on the last day of the Plan Year in which he separates from Service. For purposes of applying the restoration provisions of this Section 5.04, the Applicable Advisory Committee will treat the 0% vested Participant as repaying his cash-out "distribution" on the first date of his reemployment with an Employer.

         5.05     [RESERVED].

         5.06     YEAR OF SERVICE - VESTING. For purposes of vesting under
Section 5.03, Year of Service means any Plan Year during which an Employee completes not less than 1,000 Hours of Service, including Plan Years prior to the Effective Date of the Plan.

         5.07 BREAK IN SERVICE - VESTING. For purposes of this Article V, a Participant incurs a "Break in Service" if during any Plan Year he does not complete more than 500 Hours of Service.

         5.08 INCLUDED YEARS OF SERVICE - VESTING. For purposes of determining "Years of Service" under Section 5.06, the Plan takes into account all Years of Service an Employee completes with an Employer. For the sole purpose of determining a Participant's Nonforfeitable percentage of his Accrued Benefit derived from Employer contributions which accrued for his benefit prior to a Forfeiture Break in Service, the Plan disregards any Year of Service after the Participant first incurs a Forfeiture Break in Service. The Participant incurs a Forfeiture Break in Service when he incurs 5 consecutive Breaks in Service.

         5.09 FORFEITURE OCCURS. A Participant's forfeiture, if any, of his Accrued Benefit derived from Employer contributions occurs under the Plan on the earlier of:

                  (a) The last day of the Plan Year in which the Participant first incurs a Forfeiture Break in Service; or

                  (b) The last day of the Plan Year in which the Participant receives a cash-out distribution.

         The Advisory Committee determines the percentage of a Participant's forfeiture, if any, under this Section 5.09 solely by reference to the vesting schedule of Section 5.03. A Participant will not forfeit any portion of his Accrued Benefit for any other reason or cause except as expressly provided by this Section 5.09 or as provided under Section 9.07. Employer Securities and Stilwell Shares allocated to the Participant's Account under Section 9.06 or
8.11 of the Plan must be forfeited only after other assets.

                                   ARTICLE VI.
                     TIME AND METHOD OF PAYMENT OF BENEFITS

         6.01     TIME OF PAYMENT OF ACCRUED BENEFIT. Unless, pursuant to
Section 6.03, the Participant or the Beneficiary elects in writing to a different time or method of payment, the Advisory Committee will direct the Trustee to commence distribution of a Participant's Nonforfeitable Accrued Benefit in accordance with this Section 6.01. A Participant must consent, in writing, to any distribution required under this Section 6.01 if the present value of the Participant's Nonforfeitable Accrued Benefit, at the time of the distribution to the Participant, exceeds $5,000 and the Participant has not attained Normal Retirement Age. For all purposes of this Article VI, the term "annuity starting date" means the first day of the first period for which the Plan pays an amount as an annuity or in any other form. Requests for distributions under this Article VI may be made at such times, on such forms and in accordance with such procedures as the Advisory Committee may from time to time prescribe. The distribution of a Participant's Account shall be made or commenced as soon as administratively practicable following receipt by the Advisory Committee of a properly completed request for distribution (or, if the Participant's Nonforfeitable Accrued Benefit does not exceed $5,000, following the Participant's Separation from Service).

(A) Termination of Employment For a Reason Other Than Death. For a Participant who terminates employment with the Employer for a reason other than death, the Advisory

Committee will direct the Trustee to commence distribution of the Participant's Accrued Benefit, as follows:

                  (1) Participant's Nonforfeitable Accrued Benefit Not Exceeding $5,000. In a lump sum, as soon as administratively practicable following the Participant's Separation from Service, but in no event later than the 60th day following the close of the Plan Year in which the Participant attains Normal Retirement Age. If the Participant has attained Normal Retirement Age when he separates from Service, the distribution under this paragraph will occur no later than the 60th day following the close of the Plan Year in which the Participant's Separation from Service occurs.

                  (2) Participant's Nonforfeitable Accrued Benefit Exceeds $5,000. In a form and at the time elected by the Participant, pursuant to Section 6.03. Unless the Participant has elected otherwise, the Advisory Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in a lump sum on the 60th day following the close of the Plan Year in which the latest of the following events occurs: (a) the Participant attains Normal Retirement Age; or (b) the Participant's Separation from Service; provided however, that a Participant's failure to make an election pursuant to
         Section 6.03 shall be deemed to be an election to defer commencement of distribution for purposes of this Section 6.01. Notwithstanding any other provision herein, or any elections made by the Participant, benefit payments shall be made or shall commence not later than the Required Beginning Date.

(B) Required Beginning Date. If any distribution commencement date described under Paragraph (A) of this Section 6.01, either by Plan provision or by Participant election (or non-election), is later than the Participant's Required Beginning Date, the Advisory Committee instead must direct the Trustee to make distribution under this Section 6.01 on the Participant's Required Beginning Date. A Participant's Required Beginning Date is the April 1 of the calendar year following the later of (i) the calendar year in which the Participant attains age 70-1/2 or (ii) the calendar year in which the Participant separates from Service. However, clause (ii) of the preceding sentence shall not apply if the Participant is a 5% owner (as defined in Section 1.07(a)) with respect to the Plan Year ending in the calendar year in which he attains age 70-1/2). Mandatory distributions commencing at the Participant's Required Beginning Date will be made in an amount equal to the Participant's required minimum distribution for the calendar year determined in accordance with Section 6.02(A), unless the Participant, pursuant to the provisions of this
Article VI, makes a valid election to receive an alternative form of payment.

(C) Death of the Participant. The Advisory Committee will direct the Trustee, in accordance with this Section 6.01(C), to distribute to the Participant's Beneficiary the Participant's Nonforfeitable Accrued Benefit remaining in the Trust at the time of the Participant's death.

                  (1) Deceased Participant's Nonforfeitable Accrued Benefit Does Not Exceed $5,000. The Advisory Committee must direct the Trustee to pay the deceased Participant's Nonforfeitable Accrued Benefit in a single lump sum, as soon as administratively practicable following the Participant's death or, if later, the date on which the Advisory Committee receives notification of or otherwise confirms the Participant's death.

                  (2) Deceased Participant's Nonforfeitable Accrued Benefit Exceeds $5,000. The Advisory Committee will direct the Trustee to pay the deceased Participant's Nonforfeitable Accrued Benefit at the time and in the form elected by the Participant or, if applicable by the Beneficiary, as permitted under this Article VI. In the absence of an election, the Advisory Committee will direct the Trustee to distribute the Participant's undistributed Nonforfeitable Accrued Benefit in a lump sum as soon as administratively practicable following the date on which the Participant's death occurs or, if later, the date on which the Advisory Committee receives notification of or otherwise confirms the Participant's death.

         If the death benefit is payable to the Participant's surviving spouse in full, the surviving spouse, in addition to the distribution options provided in this Section 6.01(C), may elect distribution at any time or in any form this
Article VI would permit for a Participant.

         6.02 METHOD OF PAYMENT OF ACCRUED BENEFIT. Subject to any restrictions prescribed by Section 6.03, a Participant or Beneficiary may elect distribution under one, or any combination, of the following methods: (a) by payment in a lump sum; or (b) by payment in monthly, quarterly or annual installments over a fixed reasonable period of time, not exceeding the life expectancy of the Participant, or the joint life and last survivor expectancy of the Participant and his Beneficiary.

         The installment distribution options permitted under this Section 6.02 are available only if the present value of the Participant's Nonforfeitable Accrued Benefit, at the time of the distribution to the Participant, exceeds $5,000. To facilitate installment payments under this Article VI, at the election of the Participant, the Advisory Committee may direct the Trustee to segregate all or any part of the Participant's Accrued Benefit in a separate Account. The Trustee will invest the Participant's segregated Account in Federally insured interest bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. A segregated Account remains a part of the Trust, but it alone shares in any income it earns, and it alone bears any expense or loss it incurs. A Participant or Beneficiary may elect to receive an installment distribution in the form of a Nontransferable Annuity Contract. The Nontransferable Annuity Contract option will be eliminated with respect to distributions commencing on or after the earlier of ninety (90) days after a Participant receives a summary of material modification of the elimination of such option or two (2) years after the date of the adoption of this amendment and restatement of the Plan if such Participant does not receive a summary of material modification. Under an installment distribution, the Participant or Beneficiary, at any time, may elect to accelerate the payment of all, or any portion, of the Participant's unpaid Nonforfeitable Accrued Benefit.

(A) Minimum Distribution Requirements for Participants. The Advisory Committee may not direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit, nor may the Participant elect to have the Trustee distribute his Nonforfeitable Accrued Benefit, under a method of payment which, as of the Required Beginning Date, does not satisfy the minimum distribution requirements under Code Section 401(a)(9) and the applicable Treasury regulations.

         The minimum distribution for a calendar year for a Participant in the Plan equals the Participant's Nonforfeitable Accrued Benefit in the Plan as of the latest valuation date preceding the beginning of the calendar year divided by the Participant's life expectancy or, if applicable, the joint and last survivor expectancy of the Participant and his designated Beneficiary (as determined under Article VIII, subject to the requirements of the Code Section 401(a)(9) regulations). The Advisory Committee will increase the Participant's Nonforfeitable Accrued Benefit in the Plan, as determined on the relevant valuation date, for contributions or forfeitures allocated after the valuation date and by December 31 of the valuation calendar year, and will decrease the valuation by distributions made after the valuation date and by December 31 of the valuation calendar year. For purposes of this valuation, the Advisory Committee will treat any portion of the minimum distribution for the first distribution calendar year made after the close of that year as a distribution occurring in that first distribution calendar year. In computing a minimum distribution, the Advisory Committee must use the unisex life expectancy multiples under Treas. Reg. Section 1.72-9. The Advisory Committee, only upon the Participant's written request, will compute the minimum distribution for a calendar year subsequent to the first calendar year for which the Plan requires a minimum distribution by redetermining the applicable life expectancy. However, the Advisory Committee may not redetermine the joint life and last survivor expectancy of the Participant and a non-spouse designated Beneficiary in a manner which takes into account any adjustment to a life expectancy other than the Participant's life expectancy.

         If the Participant's spouse is not his designated Beneficiary, a method of payment to the Participant may not provide more than incidental benefits to the Beneficiary. For Plan Years beginning after December 31, 1988, the Plan must satisfy the minimum distribution incidental benefit ("MDIB") requirement in the Treasury regulations issued under Code Section 401(a)(9) for distributions made on or after the Participant's Required Beginning Date and before the Participant's death. To satisfy the MDIB requirement, the Advisory Committee will compute the minimum distribution required by this Section 6.02(A) by substituting the applicable MDIB divisor for the applicable life expectancy factor, if the MDIB divisor is a lesser number. Following the Participant's death, the Advisory Committee will compute the minimum distribution required by this Section 6.02(A) solely on the basis of the applicable life expectancy factor and will disregard the MDIB factor. For Plan Years beginning prior to January 1, 1989, the Plan satisfies the incidental benefits requirement if the distributions to the Participant satisfied the MDIB requirement or if the present value of the retirement benefits payable solely to the Participant is greater than 50% of the present value of the total benefits payable to the Participant and his Beneficiaries. The Advisory Committee must determine whether benefits to the Beneficiary are incidental as of the date the Trustee is to commence payment of the retirement benefits to the Participant, or as of any date the Trustee redetermines the payment period to the Participant.

         The minimum distribution for the first distribution calendar year is due by the Participant's Required Beginning Date. The minimum distribution for each subsequent distribution calendar year, including the calendar year in which the Participant's Required Beginning Date falls, is due by December 31 of that year. If the Participant receives distribution in the form of a Nontransferable Annuity Contract, the distribution satisfies this Section 6.02(A) if the contract complies with the requirements of Code Section 401(a)(9) and the applicable Treasury regulations.

(B) Minimum Distribution Requirements for Beneficiaries. The method of distribution to the Participant's Beneficiary must satisfy Code Section 401(a)(9) and the applicable Treasury regulations. If the Participant's death occurs after his Required Beginning Date, the method of payment to the Beneficiary must provide for completion of payment over a period which does not exceed the payment period which had commenced for the Participant. If the Participant's death occurs prior to his Required Beginning Date, the method of payment to the Beneficiary, must provide for completion of payment to the Beneficiary over a period not exceeding: (i) 5 years after the date of the Participant's death; or (ii) if the Beneficiary is a designated Beneficiary, the designated Beneficiary's life expectancy.

         The Advisory Committee may not direct payment of a Participant's Nonforfeitable Accrued Benefit in the Plan over a period described in clause
(ii) above unless the Trustee will commence payment to the designated Beneficiary no later than the December 31 following the close of the calendar year in which the Participant's death occurred or, if later, and the designated Beneficiary is the Participant's surviving spouse, December 31 of the calendar year in which the Participant would have attained age 70-1/2. If the Trustee will make distribution in accordance with clause (ii), the minimum distribution for a calendar year equals the Participant's Nonforfeitable Accrued Benefit in the Plan as of the latest valuation date preceding the beginning of the calendar year divided by the designated Beneficiary's life expectancy.

         The Advisory Committee must use the unisex life expectancy multiples under Treas. Reg. Section 1.72-9 for purposes of applying this Section 6.02(B). The Advisory Committee, only upon the written request of the Participant or of the Participant's surviving spouse, will recalculate the life expectancy of the Participant's surviving spouse not more frequently than annually, but may not recalculate the life expectancy of a non-spouse designated Beneficiary after the Trustee commences payment to the designated Beneficiary. The Advisory Committee will apply this Section 6.02(B) by treating any amount paid to the Participant's child, which becomes payable to the Participant's surviving spouse upon the child's attaining the age of majority, as paid to the Participant's surviving spouse. Upon the Beneficiary's written request, the Advisory Committee must direct the Trustee to accelerate payment of all, or any portion, of the Participant's unpaid Accrued Benefit, as soon as administratively practicable following the effective date of that request.

         6.03 BENEFIT PAYMENT ELECTIONS. Not earlier than ninety (90) days before nor later than thirty (30) days before the Participant's annuity starting date, the Plan Administrator must provide a benefit notice to a Participant who is eligible to make an election under this Section 6.03. The benefit notice must explain the optional forms of benefit in the Plan, including the material features and relative values of those options, and the Participant's right to defer distribution until he attains Normal Retirement Age.

         A distribution may commence less than 30 days after the benefit notice is given, provided that:

                  (1) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                  (2) the Participant, after receiving the notice, affirmatively elects a distribution.

         If a Participant or Beneficiary makes an election prescribed by this
Section 6.03, the Advisory Committee will direct the Trustee to distribute the Participant's Nonforfeitable

Accrued Benefit in accordance with that election. Any election under this
Section 6.03 is subject to the requirements of Section 6.02. The Participant or Beneficiary must make an election under this Section 6.03 by filing his election form with the Advisory Committee at any time before the Trustee otherwise would commence to pay a Participant's Accrued Benefit in accordance with the requirements of Article VI.

(A) Participant Elections After Termination of Employment. If the present value of a Participant's Nonforfeitable Accrued Benefit exceeds $5,000, he may elect to have the Trustee commence distribution as soon as administratively practicable following the Participant's Separation from Service. The Participant may reconsider an election at any time prior to the annuity starting date and elect to commence distribution as of any other distribution date, but not earlier than the date described in the first sentence of this Section 6.03(A). If the Participant is partially vested in his Accrued Benefit, an election under this Section 6.03(A) to distribute prior to the Participant's incurring a Forfeiture Break in Service (as defined in Section 5.08), must be in the form of a cash-out distribution (as defined in Article V). A Participant may not receive a cash-out distribution if, prior to the time the Trustee actually makes the cash-out distribution, the Participant returns to employment with an Employer.

(B) Participant Elections Prior to Termination of Employment. During his employment with an Employer, the Participant does not have any right to commence distribution of his Nonforfeitable Accrued Benefit for any reason, unless required by Section 6.01(B).

(C) Death Benefit Elections. If the present value of the deceased Participant's Nonforfeitable Accrued Benefit exceeds $5,000, the Participant's Beneficiary may elect to have the Trustee distribute the Participant's Nonforfeitable Accrued Benefit in a form and within a period permitted under
Section 6.02. The Beneficiary's election is subject to any restrictions designated in writing by the Participant and not revoked as of his date of death.

         6.04 ANNUITY DISTRIBUTIONS TO PARTICIPANTS. The joint and survivor annuity requirements of the Code do not apply to this Plan. The Plan does not provide any annuity distributions to Participants. A transfer agreement described in Section 13.05 may not permit a plan which is subject to the provisions of Code Section 417 to transfer assets to this Plan.

         6.05 SPECIAL DISTRIBUTION AND PAYMENT REQUIREMENTS. If the Participant elects (unless other distribution provisions of the Plan require earlier distribution of the Participant's Accrued Benefit), the Trustee must distribute the portion of the Participant's vested Accrued Benefit attributable to Employer Securities (the "Eligible Portion") no later than the time prescribed by this Section 6.05, irrespective of any other provision of the Plan. The distribution provisions of this Section 6.05 are subject to the consent and form of distribution requirements of Articles V and VI of the Plan.

                  (a) If the Participant separates from Service by reason of the attainment of Normal Retirement Age, death, or disability, the Advisory Committee will direct the Trustee to commence distribution of the Eligible Portion not later than one year after the close of the Plan Year in which that event occurs.

                  (b) If the Participant separates from Service for any reason other than by reason of the attainment of Normal Retirement Age, death or disability, the Advisory Committee will direct the Trustee to commence distribution of the Eligible Portion not later than one year after the close of the fifth Plan Year following the Plan Year in which the Participant separates from Service. If the Participant resumes employment with an Employer on or before the last day of the fifth Plan Year following the Plan Year of his Separation from Service, the distribution provisions of this paragraph (b) do not apply.

         For purposes of this Section 6.05, Employer Securities do not include any Employer Securities acquired with the proceeds of an Exempt Loan until the close of the Plan Year in which the borrower repays the Exempt Loan in full.

         Notwithstanding anything else in this Plan, unless the Participant otherwise elects, the distribution of the Participant's Accrued Benefit will be in substantially equal periodic payments (not less frequently than annually) over a period not longer than the greater of:

                  (c)      Five years, or

                  (d) In the case of a Participant with an Accrued Benefit in excess of Five Hundred Thousand Dollars ($500,000) (or beginning January 1, 1990, such larger amount as the Commissioner of Internal Revenue shall prescribe), five (5) years plus one (1) additional year (not more than five (5) additional years) for each One Hundred Thousand Dollars ($100,000) (or beginning January 1, 1990, such larger amount as the Commissioner of Internal Revenue shall prescribe) or fraction thereof by which such balance exceeds $500,000.

The foregoing provisions of this paragraph shall not be construed so as to preclude the distribution of a Participant's Accrued Benefit in the form of a single lump-sum payment.

         6.06     [Reserved]

         6.07 DISTRIBUTIONS UNDER DOMESTIC RELATIONS ORDERS. Nothing contained in this Plan prevents the Trustee, in accordance with the direction of the Advisory Committee, from complying with the provisions of a qualified domestic relations order (as defined in Code Section 414(p)). This Plan specifically permits distribution to an alternate payee under a qualified domestic relations order as soon administratively practicable, irrespective of whether the Participant has attained his earliest retirement age (as defined under Code Section 414(p)) under the Plan. A distribution to an alternate payee prior to the Participant's attainment of earliest retirement age is available only if: (1) the order specifies distribution at that time or permits an agreement between the Plan and the alternate payee to authorize an earlier distribution; and (2) if the present value of the alternate payee's benefits under the Plan exceeds $5,000, and the order requires, the alternate payee consents to any distribution occurring prior to the Participant's attainment of earliest retirement age. Nothing in this Section 6.07 permits a Participant a right to receive distribution at a time otherwise not permitted under the Plan nor does it permit the alternate payee to receive a form of payment not permitted under the Plan.

         The Plan Administrator must establish reasonable procedures to determine the qualified status of a domestic relations order. Upon receiving a domestic relations order, the Plan Administrator promptly will notify the Participant and any alternate payee named in the order, in writing, of the receipt of the order and the Plan's procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the Plan Administrator must determine the qualified status of the order and must notify the

Participant and each alternate payee, in writing, of its determination. The Plan Administrator must provide notice under this paragraph by mailing to the individual's address specified in the domestic relations order, or in a manner consistent with Department of Labor regulations.

         If any portion of the Participant's Nonforfeitable Accrued Benefit is payable during the period the Plan Administrator is making its determination of the qualified status of the domestic relations order, the Advisory Committee must make a separate accounting of the amounts payable. If the Plan Administrator determines the order is a qualified domestic relations order within 18 months of the date amounts first are payable following receipt of the order, the Advisory Committee will direct the Trustee to distribute the payable amounts in accordance with the order. If the Plan Administrator does not make its determination of the qualified status of the order within the 18-month determination period, the Advisory Committee will direct the Trustee to distribute the payable amounts in the manner the Plan would distribute if the order did not exist and will apply the order prospectively if the Plan Administrator later determines the order is a qualified domestic relations order.

         To the extent it is not inconsistent with the provisions of the qualified domestic relations order, at the election of the alternate payee(s), the Advisory Committee may direct the Trustee to invest any partitioned amount in a segregated subaccount or separate account and to invest the account in Federally insured, interest-bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. A segregated subaccount remains a part of the Trust, but it alone shares in any income it earns, and it alone bears any expense or loss it incurs. The Trustee will make any payments or distributions required under this Section 6.07 by separate benefit checks or other separate distribution to the alternate payee(s).

         6.08 ROLLOVER DISTRIBUTIONS. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section 6.08, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. For purposes of this Section 6.08, the following definitions shall apply.

                  (a) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; and any distribution to the extent such distribution is required under Code Section 401(a)(9).

                  (b) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), an annuity contract described in Code Section 403(b), an eligible plan under Code
         Section 457(b) which is maintained by a state, political subdivison of a state, or any agency or instrumentality of a state or political subdivision of a state, or a qualified trust described in Code
         Section 401(a), that accepts and agrees to separately account for the distributee's eligible rollover distribution.

                  (c) Distributee: A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                  (d) Direct rollover: A direct rollover is a payment by the Plan to an eligible retirement plan specified by the distributee.

                                  ARTICLE VII.
                       EMPLOYER ADMINISTRATIVE PROVISIONS

         7.01 INFORMATION TO COMMITTEE. The Employer must supply current information to the Advisory Committee as to the name, date of birth, date of employment, annual compensation, leaves of absence, Years of Service and date of termination of employment of each Employee who is, or who will be eligible to become, a Participant under the Plan, together with any other information which the Advisory Committee considers necessary. The Employer's records as to the current information the Employer furnishes to the Advisory Committee are conclusive as to all persons.

         7.02 NO LIABILITY. No Employer assumes any obligation or responsibility to any of its Employees, Participants or Beneficiaries for any act of, or failure to act, on the part of the Advisory Committee (unless the Employer is the Advisory Committee), the Trustee or the Plan Administrator (unless the Employer is the Plan Administrator).

         7.03 INDEMNITY OF COMMITTEE. The Employer indemnifies and saves harmless the Plan Administrator and the members of the Advisory Committee, and each of them, from and against any and all loss resulting from liability to which the Plan Administrator and the Advisory Committee, or the members of the Advisory Committee, may be subjected by reason of any act or conduct (except willful misconduct or gross negligence) in their official capacities in the administration of this Trust or Plan or both, including all expenses reasonably incurred in their defense, in case the Employer fails to provide such defense. The indemnification provisions of this Section 7.03 do not relieve the Plan Administrator or any member of the Advisory Committee from any liability he may have under ERISA for breach of a fiduciary duty. Furthermore, the Plan Administrator and the members of the Advisory Committee and the Employer may execute a letter agreement further delineating the indemnification agreement of this paragraph, provided the agreement must be consistent with and must not violate ERISA. The indemnification provisions of this paragraph extend to the Trustee solely to the extent provided by a letter agreement executed by the Trustee and the Employer.

         7.04 AMENDMENT TO VESTING SCHEDULE. Though the Employer reserves the right to amend the vesting schedule of the Plan at any time, the Advisory Committee will not apply the amended vesting schedule to reduce the Nonforfeitable percentage of any Participant's Accrued Benefit derived from Employer contributions (determined as of the later of the date the amendment is adopted, or the date the amendment becomes effective) to a percentage less than the Nonforfeitable percentage computed under the Plan prior to the amendment.

         If an Employer makes a permissible amendment to the vesting schedule, each Participant having at least 3 Years of Service with an Employer may elect to have the percentage of his

Nonforfeitable Accrued Benefit computed under the Plan without regard to the amendment. The Participant must file his election with the Plan Administrator within sixty (60) days of the latest of (a) the adoption of the amendment; (b) the effective date of the amendment; or (c) his receipt of a copy of the amendment. The Plan Administrator, as soon as practicable, must forward a true copy of any amendment to the vesting schedule to each affected Participant, together with an explanation of the effect of the amendment, the appropriate form upon which the Participant may make an election to remain under the vesting schedule provided under the Plan prior to the amendment and notice of the time within which the Participant must make an election to remain under the prior vesting schedule. For purposes of this Section 7.04, an amendment to the vesting schedule includes any Plan amendment which directly or indirectly affects the computation of the Nonforfeitable percentage of an Employee's rights to his Employer derived Accrued Benefit.

                                  ARTICLE VIII.
                      PARTICIPANT ADMINISTRATIVE PROVISIONS

         8.01 BENEFICIARY DESIGNATION. Any Participant may from time to time designate, in writing, any person or persons, contingently or successively, to whom the Trustee will pay his Accrued Benefit in the event of his death and the Participant may designate the form and method of payment. The Advisory Committee will prescribe the form for the written designation of Beneficiary and, upon the Participant's filing the form with the Advisory Committee, the form effectively revokes all designations filed prior to that date by the same Participant.

         A married Participant's Beneficiary designation is not valid unless the Participant's spouse consents, in writing, to the Beneficiary designation. The spouse's consent must acknowledge the effect of that consent and a notary public or the Plan Administrator (or his representative) must witness that consent. The spousal consent requirements of this paragraph do not apply if: (1) the Participant and his spouse are not married throughout the one-year period ending on the date of the Participant's death; (2) the Participant's spouse is the Participant's sole primary beneficiary; (3) the Participant's spouse cannot be located; (4) the Participant is legally separated or has been abandoned (within the meaning of State law) and the Participant has a court order to that effect; or (5) other circumstances exist under which the Secretary of the Treasury will excuse the consent requirement. If the Participant's spouse is legally incompetent to give consent, the spouse's legal guardian (even if the guardian is the Participant) may give consent.

         8.02 NO BENEFICIARY DESIGNATION. If a Participant fails to name a Beneficiary in accordance with Section 8.01, or if the Beneficiary named by a Participant predeceases him, then the Trustee will pay the Participant's Accrued Benefit in accordance with Section 6.02 in the following order of priority to:

         (a)      The Participant's surviving spouse;

         (b) The Participant's surviving children, including adopted children, in equal shares;

         (c)      The Participant's surviving parents, in equal shares; or

         (d)      The legal representative of the estate of the Participant.

         If the Beneficiary does not predecease the Participant, but dies prior to the distribution of the Participant's entire Nonforfeitable Accrued Benefit, the Trustee will pay the remaining Nonforfeitable Accrued Benefit to the Beneficiary's estate unless the Participant's Beneficiary designation provides otherwise. The Advisory Committee will direct the Trustee as to the method and to whom the Trustee will make payment under this Section 8.02.

         8.03 PERSONAL DATA TO COMMITTEE. Each Participant (and each Beneficiary of a deceased Participant) must furnish to the Advisory Committee such evidence, data or information as the Advisory Committee considers necessary or desirable for the purpose of administering the Plan. The provisions of this Plan are effective for the benefit of each Participant upon the condition precedent that each Participant will furnish promptly full, true and complete evidence, data and information when requested by the Advisory Committee, provided the Advisory Committee advises each Participant of the effect of his failure to comply with its request.

         8.04 ADDRESS FOR NOTIFICATION. Each Participant (and each Beneficiary of a deceased Participant) must file with the Advisory Committee from time to time, in writing, his post office address and any change of post office address. Any communication, statement or notice addressed to a Participant, or Beneficiary, at his last post office address filed with the Advisory Committee, or as shown on the records of an Employer, binds the Participant, or Beneficiary, for all purposes of this Plan.

         8.05 ASSIGNMENT OR ALIENATION. Subject to Code Section 414(p) relating to qualified domestic relations orders, neither a Participant nor a Beneficiary may anticipate, assign or alienate (either at law or in equity) any benefit provided under the Plan, and the Trustee will not recognize any such anticipation, assignment or alienation. Furthermore, a benefit under the Plan is not subject to attachment, garnishment, levy, execution or other legal or equitable process.

         8.06 NOTICE OF CHANGE IN TERMS. The Plan Administrator, within the time prescribed by ERISA and the applicable regulations, must furnish all Participants and Beneficiaries in the Plan a summary description of any material amendment to, or notice of discontinuance of, the Plan and all other information required by ERISA to be furnished without charge.

         8.07 LITIGATION AGAINST THE TRUST. A court of competent jurisdiction may authorize any appropriate equitable relief to redress violations of ERISA or to enforce any provisions of ERISA or the terms of the Plan. A fiduciary may receive reimbursement of expenses properly and actually incurred in the performance of his duties with the Plan.

         8.08 INFORMATION AVAILABLE. Any Participant in the Plan or any Beneficiary may examine copies of the Plan description, latest annual report, any bargaining agreement, this Plan and Trust, contract or any other instrument under which the Plan was established or is operated. The Plan Administrator will maintain all of the items listed in this Section 8.08 in his office, or in such other place or places as he may designate from time to time in order to comply with the regulations issued under ERISA, for examination during reasonable business hours. Upon the written request of a Participant or Beneficiary the Plan Administrator will furnish him with a copy of any item listed in this
Section 8.08. The Plan Administrator may make a reasonable charge to the requesting person for the copy so furnished.

         8.09 APPEAL PROCEDURE FOR DENIAL OF BENEFITS. The Plan Administrator will provide adequate notice in writing to any Participant or to any Beneficiary ("Claimant") whose claim for benefits under the Plan the Advisory Committee has denied. The Plan Administrator's notice to the Claimant must set forth:

                  (a)      The specific reason for the denial;

                  (b) Specific references to pertinent Plan provisions on which the Advisory Committee based its denial;

                  (c) A description of any additional material and information needed for the Claimant to perfect his claim and an explanation of why the material or information is needed; and

                  (d) That any appeal the Claimant wishes to make of the adverse determination must be in writing to the Advisory Committee within 75 days after receipt of the Plan Administrator's notice of denial of benefits. The Plan Administrator's notice must further advise the Claimant that his failure to appeal the action to the Advisory Committee in writing within the 75-day period will render the Advisory Committee's determination final, binding and conclusive.

         If the Claimant should appeal to the Advisory Committee, he, or his duly authorized representative, may submit, in writing, whatever issues and comments he, or his duly authorized representative, feels are pertinent. The Claimant, or his duly authorized representative, may review pertinent plan documents. The Advisory Committee will reexamine all facts related to the appeal and make a final determination as to whether the denial of benefits is justified under the circumstances. The Advisory Committee must advise the Claimant of its decision within sixty (60) days of the Claimant's written request for review, unless special circumstances (such as a hearing) would make the rendering of a decision within the sixty (60) day limit unfeasible, but in no event may the Advisory Committee render a decision respecting a denial for a claim for benefits later than 120 days after its receipt of a request for review.

         The Plan Administrator's notice of denial of benefits must identify the name of each member of the Advisory Committee and the name and address of the Advisory Committee member to whom the Claimant may forward his appeal.

         8.10 ESOP DIVERSIFICATION. Except as provided in this Section 8.10 and in Section 8.11, a Participant does not have the right to direct the Trustee with respect to the investment or reinvestment of the assets comprising the Participant's individual Account. Each Qualified Participant may direct the Trustee as to the investment of 25% of the value of the Participant's Accrued Benefit attributable to Employer Securities (the "Eligible Accrued Benefit"), within 90 days after the Accounting Date of each Plan Year (to the extent a direction amount exceeds the amount to which a prior direction under this
Section 8.10 applies) during the Participant's Qualified Election Period. For the last Plan Year in the Participant's Qualified Election Period, the Trustee will substitute "50%" for "25%" in the immediately preceding sentence. The Qualified Participant must make his direction to the Trustee in writing at such time and in such manner as the Advisory Committee shall prescribe, the direction may be effective no later than 180 days after the close of the Plan Year to which the direction applies, and the direction must either (i) request distribution of the portion of the Qualified Participant's

Eligible Accrued Benefit covered by the election or (ii) if the Advisory Committee has designated Investment Funds to be available under the Plan, specify the Investment Fund or Funds from among those designated by the Advisory Committee as available under the Plan. The Trustee will make a distribution requested under this Section 8.10 within 90 days after the last day of the period during which the Qualified Participant may make the election.

         For purpose of this Section 8.10, the following definitions apply:

                  (1) "Qualified Participant" means a Participant who has attained age 55 and who has completed at least 10 years of participation in the Plan. A "year of participation" means a Plan Year in which the Participant was eligible for an allocation of Employer contributions, irrespective of whether the Employer actually contributed to the Plan for that Plan Year.

                  (2) "Qualified Election Period" means the six (6) Plan Year period beginning with the Plan Year in which the Participant first becomes a Qualified Participant.

         A Participant's right under this Section 8.10 to direct the investment of his Account applies solely to Employer Securities acquired by the Plan after December 31, 1986.

         8.11     STILWELL SHARES AND INVESTMENT FUNDS.

(A) Stilwell Shares Received In Spinoff. All of the Stilwell Shares that are received in the Spinoff as a dividend with respect to KCS Shares allocated to Participants' Accounts shall, as soon as possible following the Spinoff Date as is consistent with prudent investment standards as determined by the Trustee, be sold and the sale proceeds reinvested in the Investment Fund designated by the Advisory Committee for this purpose; provided, however, that, at such time, in such manner and subject to such restrictions regarding minimum share dispositions or holdings as the Advisory Committee shall prescribe, a Participant may elect to have all or any portion of the Stilwell Shares that are received in the Spinoff as a dividend with respect to KCS Shares allocated to such Participant's Account (1) continued to be held in such Account as whole (but no fractional) Stilwell Shares, (2) sold (or exchanged for KCS Shares) and the sale proceeds reinvested in KCS Shares, (3) sold and the sale proceeds reinvested in one or more Investment Funds, or (4) any combination of the foregoing.

(B) On-Going Participant Investment Direction. Following the Spinoff, each Participant whose Account includes Stilwell Shares or interests in one or more Investment Funds may elect, at such times, in such manner and subject to such restrictions regarding minimum share dispositions or holdings as the Advisory Committee shall prescribe, (1) to have all or any portion of such whole Stilwell Shares sold and the sale proceeds reinvested in (i) KCS Shares, (ii) one or more Investment Funds, or (iii) any combination thereof, and (2) to have all or any portion of such Investment Fund interests sold and the sale proceeds reinvested in (i) KCS Shares, (ii) one or more Investment Funds or (iii) any combination thereof.

(C) Stilwell Dividends. Cash dividends received by the Plan with respect to Stilwell Shares held in a Participant's Account shall be invested in KCS Shares or in one or more Investment Funds, as elected by the Participant. In the absence of a Participant election, such dividends shall be invested in KCS Shares.

(D) Forfeiture of Stilwell Shares. If Stilwell Shares held in a Participant's Account are forfeited pursuant to Section 5.09 or 9.07, immediately prior to the occurrence of such forfeiture such Stilwell Shares shall be sold, the sale proceeds shall be reinvested in KCS Shares and such KCS Shares shall be allocated in accordance with Section 3.07.

(E) KCS Shares. Such portion of a Participant's Account that is invested in KCS Shares, whether as a result of such Participant's election pursuant to
Section 8.11(A) or (B), the reinvestment of Stilwell dividends pursuant to
Section 8.11(C) or the allocation of forfeitures pursuant to Section 8.11(D), shall remain invested in KCS Shares and shall not be subject to investment direction by the Participant except to the extent permitted by, and in accordance with the provisions of, Section 8.10.

(F) Investment Funds and Participant Investment Elections. The Advisory Committee may designate the Investment Funds to be available for investment under Section 8.10 or 8.11. The Advisory Committee may from time to time designate additional Investment Funds, terminate the availability of any Investment Fund or modify the investment characteristics of any Investment Fund as it deems appropriate in its sole discretion. The Advisory Committee shall prescribe the times and the manner in which Participant investment elections may be made pursuant to Section 8.10 or 8.11. The Advisory Committee may prescribe such limitations and restrictions on the number, timing and frequency of investment elections and such other rules and procedures as it may deem appropriate in its sole discretion.

                                   ARTICLE IX.
                  ADVISORY COMMITTEE -- DUTIES WITH RESPECT TO
                             PARTICIPANTS' ACCOUNTS

         9.01 MEMBERS' COMPENSATION, EXPENSES. Kansas City Southern must appoint an Advisory Committee to administer the Plan, the members of which may or may not be Participants in the Plan, or which may be the Plan Administrator acting alone. The members of the Advisory Committee will serve without compensation for services as such. All expenses of the Plan and Trust (including Trustee fees) will be paid out of the assets of the Plan except to the extent paid by the Employer

         9.02 GENERAL. The Advisory Committee, in its sole and absolute discretion, shall have all powers necessary to discharge its duties under this Plan including, without limitation, the following:

                  (a) To select a Secretary, who need not be a member of the Advisory Committee;

                  (b) To determine the rights of eligibility of an Employee to participate in the Plan, the value of a Participant's Accrued Benefit in the Plan and the Nonforfeitable percentage of each Participant's Accrued Benefit in the Plan;

                  (c) To adopt rules of procedure and regulations necessary for the proper and efficient administration of the Plan provided the rules are not inconsistent with the terms of this Plan;

                  (d) To construe, interpret and enforce the terms of the Plan (including making factual determinations) and the rules and regulations it adopts, including interpretation of the Plan documents and documents related to the Plan's operation, and its decisions shall be final and binding on all interested persons;

                  (e) To direct the Trustee as respects the crediting and distribution of the Trust;

                  (f) To review and render decisions respecting a claim for (or denial of a claim for) a benefit under the Plan;

                  (g) To furnish the Employer with information which the Employer may require for tax or other purposes;

                  (h) To engage the service of agents whom it may deem advisable to assist it with the performance of its duties; and

                  (i) To engage the services of an Investment Manager or Managers (as defined in ERISA Section 3(38)), each of whom will have full power and authority to manage, acquire or dispose (or direct the Trustee with respect to acquisition or disposition) of any asset in the Plan under its control.

         The Advisory Committee must exercise all of its powers, duties and discretion under the Plan in a uniform and nondiscriminatory manner.

         9.03 FUNDING POLICY. The Advisory Committee will review, not less often than annually, all pertinent Employee information and Plan data in order to establish the funding policy of the Plan and to determine the appropriate methods of carrying out the Plan's objectives. The Advisory Committee must communicate periodically, as it deems appropriate, to the Trustee and to any Plan Investment Manager the Plan's short-term and long-term financial needs so investment policy can be coordinated with Plan financial requirements.

         9.04 INDIVIDUAL ACCOUNTS. The Trustee shall maintain a separate Account, or multiple separate Accounts, in the name of each Participant in the Plan to reflect the Participant's Accrued Benefit under the Plan. The Trustee must maintain one Account designated as the Employer Securities Account to reflect a Participant's interest in Employer Securities held by the Plan, and another Account designated as the General Investments Account to reflect the Participant's interest in the Plan attributable to assets other than Employer Securities. If a Participant reenters the Plan subsequent to his having a Forfeiture Break in Service (as defined in Section 5.08), the Trustee must maintain separate Accounts for the Participant's pre-Forfeiture Break in Service Accrued Benefit and separate Accounts for his post-Forfeiture Break in Service Accrued Benefit unless the Participant's entire Accrued Benefit under the Plan is 100% Nonforfeitable.

         The Trustee shall make its allocations to the Accounts of the Participants in the Plan in accordance with the provisions of Section 9.06. The Trustee may and if directed by the Advisory Committee shall maintain a temporary segregated investment Account in the name of a Participant to prevent a distortion of income, gain or loss allocations under Section 9.06. The Trustee shall maintain records of its activities.

         9.05 VALUE OF PARTICIPANT'S ACCRUED BENEFIT. The value of each Participant's Accrued Benefit consists of that portion of the net worth (at fair market value) of the Plan which the net credit balance in his Accounts bears to the total net credit balance in the Accounts of all Participants in the Plan. For purposes of a distribution under the Plan, the value of a Participant's Accrued Benefit is its value as of the valuation date immediately preceding the date of the distribution. A Participant's Accrued Benefit shall not include or be deemed to include, any Employer Security held in a suspense account, as provided in Section 10.03(B).

         9.06 ALLOCATIONS TO PARTICIPANTS' ACCOUNTS. A "valuation date" under this Plan is each Accounting Date and each interim valuation date designated by the Advisory Committee which is a business day on which the New York Stock Exchange is open for business. As of each valuation date the Trustee must adjust Accounts to reflect net income, gain or loss since the last valuation date. The valuation period is the period beginning the day after the last valuation date and ending on the current valuation date.

(A) Employer Securities Account. As of the Accounting Date of each Plan Year, the Trustee first will reduce Employer Securities Accounts in the Plan for any forfeitures arising under Section 5.09 and then will credit the Employer Securities Account maintained for each Participant in the Plan with the Participant's allocable share of Employer Securities (including fractional shares) purchased and paid for by the Trust or contributed in kind to the Trust, with any forfeitures of Employer Securities and with any stock dividends on Employer Securities allocated to his Employer Securities Account. The Trustee will allocate Employer Securities acquired with an Exempt Loan under Section 10.03(B) in accordance with that Section. Except as otherwise specifically provided in Section 10.03(B), the Trustee will base allocations to the Participants' Accounts on dollar values expressed as shares of Employer Securities or on the basis of actual shares where there is a single class of Employer Securities. In making a forfeiture reduction under this Section 9.06(A), the Trustee, to the extent possible, first must forfeit from a Participant's General Investment Account before making a forfeiture from his Employer Securities Account.

(B)      GENERAL INVESTMENT ACCOUNT.

         Trust Fund Accounts. The allocation provisions of this paragraph apply to all Participant General Investment Accounts in the Plan other than segregated investment Accounts. The Trustee first will adjust such Participant General Investment Accounts, as those Accounts stood at the beginning of the current valuation period, by reducing the Accounts for any forfeitures arising under
Section 5.09 or under Section 9.07, for amounts charged during the valuation period to the Accounts in accordance with Section 9.14 (relating to distributions) and for the amount of any such General Investment Account which the Trustee has fully distributed since the immediately preceding valuation date. The Trustee then, subject to the restoration allocation requirements of
Section 5.04 or of Section 9.07, will allocate the net income, gain or loss pro rata to the adjusted Participant General Investment Accounts in the Plan. The allocable net income, gain or loss is the net income (or net loss), including the increase or decrease in the fair market value of assets, since the last valuation date. In making its allocations under this Section 9.06(B), the Trustee will exclude Employer Securities allocated to Employer Securities Accounts, stock dividends on allocated Employer Securities and interest paid by the Trust on an Exempt Loan. The Trustee will include cash dividends on Employer Securities as income (available for payment on an Exempt Loan to the extent such dividends are attributable to

Employer Securities acquired with the proceeds of an Exempt Loan) except cash dividends which the Advisory Committee has directed the Trustee to distribute in accordance with Section 10.08, or which the Advisory Committee has directed the Trustee to use for the payment of principal and/or interest on any Exempt Loan, or to use for the funding of a benefit distribution in cash, in lieu of Employer Securities, to a Participant pursuant to Section 10.08. If dividends on any Employer Securities are used for the funding of such a benefit distribution in cash pursuant to Section 10.08, then the Employer Securities which, but for such benefit distribution in cash rather than Employer Securities, would have been distributed to the Participant shall be allocated for the Plan Year in which such cash benefit distribution occurred to the Accounts of Participants as if such Employer Securities constituted earnings for such Plan Year.

         Segregated Investment Accounts. A segregated investment Account receives all income it earns and bears all expense or loss it incurs. As of the valuation date, the Trustee must reduce a segregated investment Account for any forfeiture arising under Section 5.09 after the Trustee has made all other allocations, changes or adjustments to the Account for the Plan Year.

         Additional Rules. An Excess Amount or suspense account described in
Article III does not share in the allocation of net income, gain or loss described in this Section 9.06(B). The Trustee will allocate the Employer contributions and Participant forfeitures, if any, in accordance with Article III.

         9.07 UNCLAIMED ACCOUNT PROCEDURE. The Plan does not require either the Trustee or the Advisory Committee to search for, or ascertain the whereabouts of, any Participant or Beneficiary. At the time the Participant's or Beneficiary's benefit becomes distributable under Article VI, the Advisory Committee, by certified or registered mail addressed to his last known address of record with the Advisory Committee or the Employer, must notify the Participant, or Beneficiary, that he is entitled to a distribution under this Plan. The notice must quote the provisions of this Section 9.07 and otherwise must comply with the notice requirements of Article VI. If the Participant, or Beneficiary, fails to claim his distributive share or make his whereabouts known in writing to the Advisory Committee within 6 months from the date of mailing of the notice, the Advisory Committee will treat the Participant's or Beneficiary's unclaimed payable Accrued Benefit as forfeited and will reallocate the unclaimed payable Accrued Benefit in accordance with Section 3.07. Where the benefit is distributable to the Participant, the forfeiture under this paragraph occurs as of the last day of the notice period, if the Participant's Nonforfeitable Accrued Benefit does not exceed $5,000, or as of the first day the benefit is distributable without the Participant's consent, if the present value of the Participant's Nonforfeitable Accrued Benefit exceeds $5,000. Where the benefit is distributed to a Beneficiary, the forfeiture occurs on the date the notice period ends except, if the Beneficiary is the Participant's spouse and the Nonforfeitable Accrued Benefit payable to the spouse exceeds $5,000, the forfeiture occurs as of the first day the benefit is distributable without the spouse's consent. Pending forfeiture, the Advisory Committee, following the expiration of the notice period, may direct the Trustee to segregate the Nonforfeiture Accrued Benefit in the Plan in a segregated Account and to invest that segregated Account in Federally insured interest bearing savings accounts or time deposits (or in a combination of both), or in other fixed income investments.

         If a Participant or Beneficiary in the Plan who has incurred a forfeiture of his Accrued Benefit in the Plan under the provisions of the first paragraph of this Section 9.07 makes a claim, at any time, for the forfeited Accrued Benefit, the Advisory Committee must restore such forfeited Accrued Benefit to the same dollar amount as the dollar amount of the Accrued Benefit forfeited, unadjusted for any gains or losses occurring subsequent to the date of the forfeiture. The Advisory Committee will make the restoration during the Plan Year in which the Participant or Beneficiary makes the claim, first from the amount, if any, of Participant forfeitures the Advisory Committee otherwise would allocate for the Plan Year in the Plan, then from the amount, if any, of the Trust Fund net income or gain allocable to the Plan for the Plan Year and then from the amount, or additional amount, that the Employer contributes to enable the Advisory Committee to make the required restoration. The Advisory Committee will direct the Trustee to distribute the Participant's or Beneficiary's restored Accrued Benefit to him not later than 60 days after the close of the Plan Year in which the Advisory Committee restores the forfeited Accrued Benefit. The forfeiture provisions of this Section 9.07 apply solely to the Participant's or the Beneficiary's Accrued Benefit derived from Employer contributions.

         9.08 TERM. Each member of the Advisory Committee serves until the appointment of his successor.

         9.09 POWERS. In case of a vacancy in the membership of the Advisory Committee, the remaining members of the Advisory Committee may exercise any and all of the powers, authority, duties and discretion conferred upon the Advisory Committee pending the filling of the vacancy.

         9.10 MANNER OF ACTION. The decision of a majority of the members appointed and qualified controls.

         9.11 AUTHORIZED REPRESENTATIVE. The Advisory Committee may authorize any one of its members, or its Secretary, to sign on its behalf any notices, directions, applications, certificates, consents, approvals, waivers, letters or other documents. The Advisory Committee must evidence this authority by an instrument signed by all its members and filed with the Trustee.

         9.12 INTERESTED MEMBER. No member of the Advisory Committee may decide or determine any matter concerning the distribution, nature or method of settlement of his own benefits under the Plan, except in exercising an election available to that member in his capacity as a Participant, unless the Plan Administrator is acting alone in the capacity of the Advisory Committee.

         9.13 INDIVIDUAL STATEMENT. As soon as practicable after the last Accounting Date of each Plan Year, but within the time prescribed by ERISA and the regulations under ERISA, the Plan Administrator will deliver to each Participant (and to each Beneficiary) a statement reflecting the condition of his Accrued Benefit in the Trust as of that date and such other information ERISA requires be furnished the Participant or Beneficiary. No Participant, except a member of the Advisory Committee, has the right to inspect the records reflecting the Account of any other Participant.

         9.14 ACCOUNT CHARGED. The Advisory Committee will charge all distributions made to a Participant or to his Beneficiary from his Account against the Account of the Participant when made.

         9.15 BLACK-OUT PERIOD. Notwithstanding any other provisions in the Plan to the contrary, in the event of a change in recordkeepers, trustees, investment vehicles or other similar change or event, the Advisory Committee shall have the power and authority to impose such temporary restrictions and limitations on loans, withdrawals, distributions and Participant investment elections as necessary to facilitate such a change or event (a "black-out period"). In the event of a change in investment funds, the Advisory Committee shall have the authority to direct the investment of each Participant's Accounts and contributions in investment vehicles having investment objectives and risks similar to those investment vehicles being eliminated or replaced.

         9.16 ELECTRONIC ELECTIONS. Anything in the Plan to the contrary notwithstanding, the Advisory Committee, in its discretion, may make disclosure or give information to Participants and Beneficiaries and permit Participants or their Beneficiaries to make electronic or telephonic elections in lieu of written disclosure, information or elections provided in the Plan. In making such a determination, the Advisory Committee shall consider the availability of electronic and telephonic disclosure of information and elections to Participants and Beneficiaries, the protection of the rights of Participants and their Beneficiaries, the appropriateness of the standards for authentication of identity and other security considerations involved in the electronic or telephonic election system and any guidance issued by the Internal Revenue Service and the Department of Labor. Notwithstanding the foregoing, any election requiring spousal consent shall be made only on such written forms as approved by the Advisory Committee.

                                   ARTICLE X.
                            TRUSTEE POWERS AND DUTIES

         10.01 TRUSTEE POWERS AND DUTIES. In addition to the powers and duties set forth in the Master Trust Agreement, the Trustee shall have the powers and duties set forth in this Article X.

         10.02    [RESERVED]

         10.03    INVESTMENT POWERS.

(A)      [RESERVED]

(B) Exempt Loan. This Section 10.03(B) specifically authorizes the Trustee to enter into an Exempt Loan transaction with respect to the Plan. The following terms and conditions will apply to any Exempt Loan authorized by this Section 10.03(B).

                  (1) The Trustee will use the proceeds of the loan within a reasonable time after receipt only for any or all of the following purposes: (i) to acquire Employer Securities, (ii) to repay such loan, or (iii) to repay a prior Exempt Loan. Except as provided under Article XI, no Employer Security acquired with the proceeds of an Exempt Loan may be subject to a put, call or other option, or buy-sell or similar arrangement while held by and when distributed from this Plan, whether or not this Plan is then an employee stock ownership plan.

                  (2) The interest rate of the loan may not be more than a reasonable rate of interest.

                  (3) Any collateral the Trustee pledges to the creditor must consist only of the assets purchased by the borrowed funds and those assets the Trust used as collateral on the prior Exempt Loan repaid with the proceeds of the current Exempt Loan.

                  (4) The creditor may have no recourse against the Trust under the loan except with respect to such collateral given for the loan, contributions (other than contributions of Employer Securities) made to the Trust to meet its obligations under the loan, and earnings attributable to such collateral and the investment of such contributions. The payment made with respect to an Exempt Loan by the Plan during a Plan Year must not exceed an amount equal to the sum of such contributions and earnings received during or prior to the year less such payments in prior years. The Advisory Committee and the Trustee must account separately for such contributions and earnings in the books of account of the Plan until the Trust repays the loan.

                  (5) In the event of default upon the loan, the value of Plan assets transferred in satisfaction of the loan must not exceed the amount of the default, and if the lender is a Disqualified Person, the loan must provide for transfer of Plan assets upon default only upon and to the extent of the failure of the Plan to meet the payment schedule of the loan.

                  (6) The Trustee must add and maintain all assets acquired with the proceeds of an Exempt Loan in a Suspense Account. In withdrawing assets from the Suspense Account, the Trustee will apply the provisions of Treas. Reg. Sections 54.4975-7(b)(8) and (15) as if all securities in the Suspense Account were encumbered. Upon the payment of any portion of the loan, the Trustee will effect the release of assets in the Suspense Account from encumbrances. For each Plan Year during the duration of the loan, the number of Employer Securities released must equal the number of encumbered Employer Securities held immediately before release for the current Plan Year multiplied by a fraction. The numerator of the fraction is the amount of principal and interest paid for the Plan Year. The denominator of the fraction is the sum of the numerator plus the principal and interest to be paid for all future Plan Years. The number of future Plan Years under the loan must be definitely ascertainable and must be determined without taking into account any possible extension or renewal periods. If the interest rate under the loan is variable, the interest to be paid in future Plan Years must be computed by using the interest rate applicable as of the end of the Plan Year. If collateral includes more than one class of Employer Securities, the number of Employer Securities of each class to be released for a Plan Year must be determined by applying the same fraction to each such class. The Advisory Committee will allocate assets withdrawn from the Suspense Account to the Accounts of Participants who otherwise share in the allocation of the Employer's contribution for the Plan Year for which the Trustee has paid the portion of the loan resulting in the release of the assets. The Advisory Committee consistently will make this allocation as of each Accounting Date on the basis of nonmonetary units, taking into account the relative Compensation of all such Participants for such Plan Year. Notwithstanding the foregoing provisions for the allocation of Employer Securities withdrawn from the Suspense Account, if dividends on any Employer Securities which are allocated to any Participant are used to make any payment on an Exempt Loan, then

         Employer Securities with a fair market value not less than the amount of such dividends shall be allocated to the Account of such Participant for the Plan Year in which, but for the use of the dividends to make a payment on the loan, such dividends would have been allocated to the Account of such Participant. Employer Securities acquired by the Trust must be accounted for in accordance with the provisions of Treasury Regulation Section 54.4975-11(d)(1), both while they are held in the Suspense Account and after release therefrom.

                  (7) The loan must be for a specific term and may not be payable at the demand of any person except in the case of default.

                  (8) Notwithstanding the fact this Plan ceases to be an employee stock ownership plan, Employer Securities acquired with the proceeds of an Exempt Loan will continue after the Trustee repays the loan to be subject to the provisions of Treas. Reg.
         Sections 54.4975-7(b)(4), (10), (11) and (12) relating to put, call or other options and to buy-sell or similar arrangements, except to the extent these regulations are inconsistent with Code
         Section 409(h).

         10.04    [RESERVED]

         10.05    [RESERVED]

         10.06    [RESERVED]

         10.07    [RESERVED]

         10.08 DISTRIBUTION OF TRUST FUND. In the absence of a contrary Participant election, the Trustee shall make all distributions of benefits to such Participant under the Plan in cash. A Participant may, however, elect to receive distributions of benefits in whole shares of Employer Securities or in a combination of cash and whole shares of Employer Securities. The Trustee shall pay in cash any fractional security share to which a Participant or his Beneficiary is entitled. Any remaining balance in a Participant's Accounts shall be paid in cash, except that, at the Participant's election, such balance shall be applied to provide whole shares of common stock of Kansas City Southern for Participants in the Plan for distribution at the then fair market value.

         If the charter or bylaws of the Issuer of the Employer Securities restrict ownership of substantially all shares of Employer Securities to Employees and the Trust, as described in Code Section 409(h)(2), the Trustee may make the distribution of a Participant's Accrued Benefit entirely in cash without granting the Participant the right to demand distribution in shares of Employer Securities.

         In addition to the distribution options set forth above, a Participant may elect to receive a distribution in the form of such number (or any fewer number) of whole Stilwell Shares held in his or her Account as of the date of distribution.

         Notwithstanding the preceding provisions of this Section 10.08, the Trustee, if directed in writing by the Advisory Committee, shall pay, in cash, any cash dividends on Employer Securities allocated, or allocable to Participants' Employer Securities Account in the Plan, irrespective of whether a Participant is fully vested in his Employer Securities Account. The Advisory Committee's direction shall state whether the Trustee is to pay the cash dividend distributions currently, or within the ninety (90) day period following the close of the Plan Year in which the Employer pays the dividends to the Trust. The Advisory Committee may request the Employer to pay dividends on Employer Securities directly to Participants in the Plan.

         10.09    [RESERVED]

         10.10    [RESERVED]

         10.11    [RESERVED]

         10.12    [RESERVED]

         10.13    [RESERVED]

         10.14    [RESERVED]

         10.15 PARTICIPANT VOTING RIGHTS - EMPLOYER SECURITIES AND STILWELL SHARES . Each Participant (or the Beneficiary thereof) acting as a named fiduciary shall have the right, with respect to Employer Securities, to direct the Trustee as to the manner in which (a) to vote any stock allocated to his Employer Securities Account as of the applicable record date of any shareholder meeting in any matter put to a shareholder vote; and (b) to respond to a tender offer, exchange offer or any other offer to purchase Employer Securities allocated to the Participant's Employer Securities Account.

         Before any meeting in which a shareholder vote is to be taken, the Employer will deliver to the Trustee or its designee such quantities of proxy soliciting materials as are necessary to solicit voting instructions from the Participants. The Trustee or its designee will mail the proxy solicitation materials (and any additional material made available to other shareholders or otherwise deemed appropriate by the Trustee) to the Participants within a reasonable time before the meeting. A reasonable deadline for the return of such materials may be specified.

         Shares will be voted as instructed by the Participants on each matter brought before the meeting. Such participants are appointed as named fiduciaries to direct the Trustee as to the voting of shares allocated to the accounts of Participants who have not timely instructed the Trustee how to vote them and any unallocated shares. Such shares will be voted in the same proportions as the shares for which the Trustee has received timely instructions. The Trustee may submit to the Employer one summary proxy for the aggregate number of shares.

         With regard to any tender offer, exchange offer or any other offer to purchase Employer Securities, the Trustee or its designee will solicit such instructions from Participants by distributing to each Participant such information as is distributed to shareholders of the Employer, generally in connection with any such offer, and any additional information the Trustee deems appropriate in order for each Participant to give instructions. A reasonable deadline for the return of such materials may be specified.

         Shares will, in response to a tender offer, exchange offer or other offer to purchase, be tendered, exchanged or sold as instructed by the Participants. Fractional shares will be aggregated for purposes of tendering, exchanging or selling shares, to the extent possible, to reflect the instructions of the Participants. Such participants are appointed as named fiduciaries to direct the Trustee as to the tender, exchange or sale of shares allocated to an account of a Participant who has not timely instructed the Trustee how to respond to such offer and any unallocated shares. Such shares will be tendered, exchanged or sold in the same proportion as shares for which the Trustee has received timely instructions.

         For purposes of receiving, tabulating and transmitting instructions, the Trustee will establish a procedure to insure that instructions received from individual Participants regarding voting or responding to a tender offer, exchange offer, or any other offer are held in confidence, and are not divulged, released or otherwise utilized in a manner that, in the Trustee's reasonable judgment, might influence the Participant's free exercise of the rights set forth in this Section 10.15.

         Voting, tender and exchange rights with respect to Stilwell Shares held by the Plan shall be exercised in the same manner as such rights are exercised with respect to Employer Securities as described in this Section 10.15.

         10.16    [RESERVED]

         10.17 USE OF INDEPENDENT APPRAISER. All valuations of Employer Securities or Stilwell Shares acquired after December 31, 1986, which are not readily tradable on an established securities market (within the meaning of Code
Section 401(a)(28)(C)) with respect to activities carried on by the Plan shall be by an independent appraiser. For purposes of the preceding sentence, the term "independent appraiser" means any appraiser meeting requirements similar to the requirements of the Treasury Regulations prescribed under Code Section 170(a)(1).

         10.18    [RESERVED]

         10.19 STILWELL SHARES RESTRICTIONS. Stilwell Shares received by the Plan in the Spinoff with respect to Employer Securities acquired with the proceeds of an exempt loan shall continue to be subject to the provisions of Treas. Regs. Sections 54.4975-7(b)(4), (10), (11) and (12) relating to put, call or other options and to buy-sell or similar arrangements, except to the extent such regulations are inconsistent with Code Section 409(h).

                                   ARTICLE XI.
                        REPURCHASE OF EMPLOYER SECURITIES

         11.01 PUT OPTION. Shares of Employer Securities distributed to a Participant from the Trust shall be subject to a "put" option at the time of distribution, provided that at such time the shares are either not readily tradable on an established market within the meaning of Code Section 409(h) or are subject to a trading limitation. The "put" option shall be exercisable by the Participant or his Beneficiary, by the donees of either, or by a person (including an estate or its distributee) to whom the Employer Securities pass by reason of the Participant's or Beneficiary's death. The "put" option shall provide that for a period of at least fifteen (15) months after such shares are distributed, the holder of the option shall have the right to cause the Employer, by notifying it in writing, to purchase such shares at their fair market value, as determined by the Advisory Committee, in accordance with Treasury Regulation Section 54.4975-11(d)(5) and Section 10.17 hereof. The Advisory Committee may give the Trustee the option to assume the rights and obligations of the Employer at the time the "put" option is exercised, insofar as the repurchase of Employer Securities is concerned. The period during which the "put" option is exercisable shall not include any period during which the holder is unable to exercise such "put" option because the Employer is prohibited from honoring it by federal or state law. If the Employer is prohibited from honoring the "put" option by federal or state law, the holder shall be entitled to cause it to be honored, consistent with such law, by an affiliate or shareholder of the Employer that has substantial net worth and whose net worth is reasonably expected to remain substantial. If shares of Employer Securities are readily tradable on an established market on the date of distribution, but cease to be readily tradable on an established market (as described above) within fifteen (15) months after such date, the Employer Securities distributed shall be subject to the "put" option described herein for the balance of the fifteen (15) month period. The Employer shall give written notice to each shareholder within ten (10) days of the date the Employer Securities cease to be readily tradable on an established market or that the Employer Securities become subject to a trading limitation that the Employer Securities are subject to the "put" option for the remainder of the fifteen (15) month period. If the Employer fails to give such notice to the shareholder within such ten (10) day period, then the number of days between such tenth
(10th) day and the date on which the notice is actually given shall be added to the duration of the fifteen (15) month period. The terms of payment for the purchase of such shares of Employer Securities shall be as set forth in the "put" option and, if the Employer Securities are distributed as part of a total distribution, may be either in a lump sum or in installments, as determined by the Advisory Committee. For purposes of the preceding sentence, the term "total distribution" means the distribution within one taxable year to the Participant of the balance to the credit of the Participant's Account. If the "put" option is exercised with respect to Employer Securities constituting part of an installment distribution to a Participant, the amount to be paid for the Employer Securities shall be paid not later than thirty (30) days after the date the "put" option is exercised.

         An installment payment in connection with a "put" option shall:

                  (1) provide for acceleration in the event of thirty (30) days' default in the payment of interest or principal and shall permit prepayment of the installment obligation in whole or in part at any time or times without penalty;

                  (2) be adequately secured and bear a reasonable rate of interest, both as determined by the Advisory Committee;

                  (3)      require equal annual payments;

                  (4) have a payment period not longer than five (5) years from the date the "put" option is exercised;

                  (5) require that any payments pursuant to the installment obligation must be substantially equal and begin to be made no later than thirty (30) days after the date the "put" option is exercised; and

                  (6)      satisfy the requirements of Treasury Regulation
         Section 54.4975-7(b)(12), except to the extent this regulation is inconsistent with Code Section 409(h).

         11.02    CONTINUATION OF PUT OPTION. The "put" option provided for by
Section 11.01 is nonterminable and shall continue to apply to shares of Employer Securities distributed hereunder notwithstanding the repayment of any Exempt Loan or any amendment to, or termination of, this Plan which causes the Plan or a portion of the Plan to cease to be an employee stock ownership plan within the meaning of Code Section 4975(e)(7).

                                  ARTICLE XII.
                                  MISCELLANEOUS

         12.01 EVIDENCE. Anyone required to give evidence under the terms of the Plan may do so by certificate, affidavit, document or other information which the person to act in reliance may consider pertinent, reliable and genuine, and to have been signed, made or presented by the proper party or parties. Both the Advisory Committee and the Trustee are fully protected in acting and relying upon any evidence described under the immediately preceding sentence.

         12.02 NO RESPONSIBILITY FOR EMPLOYER ACTION. Neither the Trustee nor Advisory Committee has any obligation or responsibility with respect to any action required by the Plan to be taken by an Employer, any Participant or eligible Employee, or for the failure of any of the above persons to act or make any payment or contribution, or to otherwise provide any benefit contemplated under this Plan. Furthermore, the Plan does not require the Trustee or the Advisory Committee to collect any contribution required under the Plan, or to determine the correctness of the amount of any Employer contribution. Neither the Trustee nor Advisory Committee needs to inquire into or be responsible for any action or failure to act on the part of the others. Any action required of Kansas City Southern must be by its Board of Directors, the Compensation and Organization Committee of such Board, or the designees of such Board or Committee. Any action required of any other corporate Employer must be by its Board of Directors or its designates.

         12.03 FIDUCIARIES NOT INSURERS. The Trustee, the Advisory Committee, the Plan Administrator and the Employers in no way guarantee the Trust Fund from loss or depreciation. The Employers do not guarantee the payment of any money which may be or becomes due to any person from the Trust Fund. The liability of the Advisory Committee and the Trustee to make any payment from the Trust Fund at any time and all times is limited to the then available assets of the Trust.

         12.04 WAIVER OF NOTICE. Any person entitled to notice under the Plan may waive the notice.

         12.05 SUCCESSORS. The Plan is binding upon all persons entitled to benefits under the Plan, their respective heirs and legal representatives, upon the Employer, its successors and assigns, and upon the Trustee and the Advisory Committee and their successors.

         12.06 WORD USAGE. Words used in the masculine also apply to the feminine where applicable, and wherever the context of the Plan dictates, the plural includes the singular and the singular includes the plural.

         12.07 STATE LAW. Missouri law will determine all questions arising with respect to the provisions of this Plan except to the extent Federal law supersedes Missouri law.

         12.08 EMPLOYMENT NOT GUARANTEED. Nothing contained in this Plan, or with respect to the establishment of the Trust, or any modification or amendment to the Plan or Trust, or in the creation of any Account, or the payment of any benefit, gives any Employee, Employee-Participant or any Beneficiary any right to continue employment, any legal or equitable right against an Employer, or Employee of an Employer or against the Trustee, or its agents or employees, or against the Plan Administrator, except as expressly provided by the Plan, the Trust, ERISA or by a separate agreement.

         12.09 ELECTRONIC MEDIA. Under procedures authorized or approved by the Advisory Committee, any form for any notice, election, designation, or similar communication required or permitted for a Participant or Beneficiary under this Plan (other than a designation of Beneficiary or spousal consent thereto under Section 8.01) may be made available to such Participant or Beneficiary through an electronic medium (including a computer network, WEB site, e-mail or voice response system) which (i) affords the Participant or Beneficiary a reasonable opportunity to obtain written confirmation, (ii) is given under a system that is reasonably designed to preclude an individual other than the Participant or Beneficiary from taking the action contemplated by such communication, and (iii) provides the Participant or Beneficiary a reasonable opportunity to review and to confirm, modify or rescind such action. Any such communication to or from a Participant or Beneficiary through such electronic medium shall be fully effective under this Plan for all purposes and any copy or regeneration of such communication by such electronic medium under its normal storage and retrieval parameters shall be effective as a fully authentic executed writing for all purposes of this Plan absent manifest error in the storage or retrieval process.

                                  ARTICLE XIII.
                    EXCLUSIVE BENEFIT, AMENDMENT, TERMINATION

         13.01 EXCLUSIVE BENEFIT. Except as provided under Article III, no Employer has any beneficial interest in any asset of the Trust and no part of any asset in the Trust may ever revert to or be repaid to an Employer, either directly or indirectly; nor, prior to the satisfaction of all liabilities with respect to the Participants and their Beneficiaries under the Plan, may any part of the corpus or income of the Trust Fund, or any asset of the Trust, be (at any time) used for, or diverted to, purposes other than the exclusive benefit of the Participants or their Beneficiaries.

         13.02 AMENDMENT BY EMPLOYER. Kansas City Southern, by duly adopted resolution of its Board of Directors, or of the Compensation and Organization Committee of its Board of Directors, has the right at any time and from time to time:

                  (a) To amend this Plan in any manner it deems necessary or advisable in order to qualify (or maintain qualification of) this Plan and the Trust created under it under the appropriate provisions of Code Section 401(a), or

                  (b)      To amend this Plan in any other manner.

         No amendment may authorize or permit any of the Trust Fund (other than the part which is required to pay taxes and administration expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries or estates. No amendment may cause or permit any portion of the Trust Fund to revert to or become a property of the Employer. No amendment may be made which affects the rights, duties or responsibilities of the

Trustee or the Plan Administrator without the written consent of the affected Trustee or the Plan Administrator. No amendment may be made which affects the rights, duties or responsibilities of the Advisory Committee without the written consent of the affected member of the Advisory Committee.

         Code Section 411(d)(6) Protected Benefits. An amendment (including the adoption of this Plan as a restatement of an existing plan) may not decrease a Participant's Accrued Benefit, except to the extent permitted under Code
Section 412(c)(8), and may not reduce or eliminate Code Section 411(d)(6) protected benefits determined immediately prior to the adoption date (or, if later, the effective date) of the amendment. An amendment reduces or eliminates Code Section 411(d)(6) protected benefits if the amendment has the effect of either (1) eliminating or reducing an early retirement benefit or a retirement-type subsidy (as defined in Treasury regulations), or (2) except as provided by Treasury regulations, eliminating an optional form of benefit. The Advisory Committee must disregard an amendment to the extent application of the amendment would fail to satisfy this paragraph. If the Advisory Committee must disregard an amendment because the amendment would violate clause (1) or clause
(2), the Advisory Committee must maintain a schedule of the early retirement option or other optional forms of benefit the Plan must continue for the affected Participants.

         All amendments must be made in writing. Each amendment must state the date to which it is either retroactively or prospectively effective.

         13.03 DISCONTINUANCE. Each Employer has the right, at any time, to suspend or discontinue its contributions under the Plan. The Board of Directors of Kansas City Southern, or the Compensation and Organization Committee thereof, or any other duly authorized committee thereof, has the right to terminate the Plan at any time. The Plan will terminate upon the first to occur of the following:

                  (a) The date terminated by action of the Board of Directors of Kansas City Southern, or the Compensation and Organization Committee thereof, or any other duly authorized committee thereof; or

                  (b) The date Kansas City Southern is judicially declared bankrupt or insolvent, unless the proceeding authorized continued maintenance of the Plan.

         13.04 FULL VESTING ON TERMINATION. Upon either full or partial termination of the Plan, or, if applicable, upon complete discontinuance of contributions to the Plan, an affected Participant's right to his Accrued Benefit is 100% Nonforfeitable, irrespective of the Nonforfeitable percentage which otherwise would apply under Article V.

         13.05 MERGER/DIRECT TRANSFER. The Plan may not be a party to any merger or consolidation with another plan, or to a transfer of assets or liabilities to another plan, unless immediately after the merger, consolidation or transfer, the surviving Plan provides each Participant a benefit equal to or greater than the benefit each Participant would have received had the Plan terminated immediately before the merger or consolidation or transfer. The Advisory Committee possesses the specific authority to enter into merger agreements or direct transfer of assets agreements with the trustees of other retirement plans described in Code Section 401(a), including an elective transfer, and to accept the direct transfer of plan assets, or to transfer plan assets, as a party to any such agreement.

         The Advisory Committee may accept a direct transfer of plan assets on behalf of an Employee prior to the date the Employee satisfies the Plan's eligibility conditions. If the Advisory Committee accepts a direct transfer of plan assets under this paragraph, the Advisory Committee must treat the Employee as a Participant in the Plan for all purposes of the Plan except the Employee is not a Participant in the Plan for purposes of sharing in Employer contributions or Participant forfeitures under the Plan until he actually becomes a Participant in the Plan.

         The Advisory Committee may not consent to, or be a party to a merger, consolidation or transfer of assets with a defined benefit plan, except with respect to an elective transfer. The Trustee will hold, administer and distribute the transferred assets as a part of the Trust Fund and the Trustee must maintain a separate Employer contribution Account for the benefit of the Employee on whose behalf the Advisory Committee accepted the transfer in order to reflect the value of the transferred assets. Unless a transfer of assets to this Plan is an elective transfer, the Plan will preserve all Code Section 411(d)(6) protected benefits with respect to those transferred assets, in the manner described in Section 13.02. A transfer is an elective transfer if: (1) the transfer satisfies the first paragraph of this Section 13.05; (2) the transfer is voluntary, under a fully informed election by the Participant; (3) the Participant has an alternative that retains his Code Section 411(d)(6) protected benefits (including an option to leave his benefit in the transferor plan, if that plan is not terminating); (4) the transfer satisfies the applicable spousal consent requirements of the Code; (5) the transferor plan satisfies the joint and survivor notice requirements of the Code, if the Participant's transferred benefit is subject to those requirements; (6) the Participant has a right to immediate distribution from the transferor plan, in lieu of the elective transfer; (7) the transferred benefit is at least the greater of the single sum distribution provided by the transferor plan for which the Participant is eligible or the present value of the Participant's accrued benefit under the transferor plan payable at that plan's normal retirement age;
(8) the Participant has a 100% Nonforfeitable interest in the transferred benefit; and (9) the transfer otherwise satisfies applicable Treasury regulations. An elective transfer may occur between qualified plans of any type.

         Distribution Restrictions Under Code Section 401(k). If the Plan receives a direct transfer (by merger or otherwise) of Elective Contributions (or amounts treated as Elective Contributions) under a Plan with a Code
Section 401(k) arrangement, the distribution restrictions of Code
Sections 401(k)(2) and (10) continue to apply to those transferred Elective Contributions.

         13.06 TERMINATION. Upon termination of the Plan, the distribution provisions of Article VI remain operative, with the following exceptions:

                  (1) if the present value of the Participant's Nonforfeitable Accrued Benefit does not exceed $5,000, the Advisory Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit to him in lump sum as soon as administratively practicable after the Plan terminates; and

                  (2) if the present value of the Participant's Nonforfeitable Accrued Benefit exceeds $5,000 the Participant or the Beneficiary, in addition to the distribution events permitted under
         Article VI, may elect to have the Trustee commence distribution of his Nonforfeitable Accrued Benefit as soon as administratively practicable after the Plan terminates.

         To liquidate the Trust, the Advisory Committee will purchase a deferred annuity contract for each Participant which protects the Participant's distribution rights under the Plan, if the Participant's Nonforfeitable Accrued Benefit exceeds $5,000 and the Participant does not elect an immediate distribution pursuant to Paragraph (2). The Trust will continue until the Trustee in accordance with the direction of the Advisory Committee has distributed all of the benefits under the Plan.

         On each valuation date, the Advisory Committee will credit any part of a Participant's Accrued Benefit retained in the Trust with its allocable share of the Trust's income, expenses, gains and losses, both realized and unrealized. Upon termination of the Plan, the amount, if any, in a suspense account under such portion under Article III will revert to the Employer, subject to the conditions of the Treasury regulations permitting such a reversion. A resolution or amendment to freeze all future benefit accruals but otherwise to continue maintenance of this Plan is not a termination for purposes of this
Section 13.06.

                                  ARTICLE XIV.
                   PROVISIONS EFFECTIVE UPON CHANGE IN CONTROL

         14.01 DEFINITION OF "CHANGE IN CONTROL OF KCS". For purposes of this Plan, a "Change in Control of KCS" shall be deemed to have occurred if:

                  (a) for any reason at any time less than seventy-five percent (75%) of the members of the Board of Directors of Kansas City Southern, a Delaware corporation, shall be individuals who fall into any of the following categories: (A) individuals who were members of such Board on September 1, 1995; or (B) individuals whose election, or nomination for election by KCS's stockholders, was approved by a vote of at least seventy-five percent (75%) of the members of the Board then still in office who were members of such Board on September 1, 1995; or
         (C) individuals whose election, or nomination for election, by KCS's stockholders, was approved by a vote of at least seventy-five percent (75%) of the members of the Board then still in office who were elected in the manner described in (A) or (B) above, or

                  (b) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act")) shall have become after September 1, 1995, according to a public announcement or filing, without the prior approval of the Board of directors of KCS, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of KCS, representing forty percent (40%) or more (calculated in accordance with Rule 13d-3) of the combined voting power of KCS's, then outstanding voting securities (such "person" hereinafter referred to as a "Major Stockholder of KCS"); or

                  (c) the stockholders of KCS shall have approved a merger, consolidation or dissolution of KCS or a sale, lease, exchange or disposition of all or substantially all of KCS's assets, or a Major Stockholder of KCS shall have proposed any such transaction, unless such merger, consolidation, dissolution, sale, lease, exchange or disposition shall have been approved by at least seventy-five percent (75%) of the members of the Board of Directors of KCS who are individuals falling into any combination of the following categories:
         (i) individuals who were members of such Board of Directors on September 1, 1995, (ii) individuals whose election, or nomination for election by KCS's stockholders, was approved by at least seventy-five percent (75%) of the members of the Board of Directors then still in office who are members of the Board of Directors on September 1, 1995, or (iii) individuals whose election or nomination for election by KCS's stockholders was approved by a vote of at least seventy-five percent (75%) of the members of the Board then still in office who were elected in the manner described in (i) or (ii) above.

         14.02 PROVISIONS EFFECTIVE UPON CHANGE IN CONTROL. Upon a Change in Control of KCS as defined in Section 14.01, notwithstanding what is otherwise provided in this Plan, the following provisions will supersede the indicated sections and otherwise govern the operation of the Plan and Trust from that point forward:

                  (a) "Section 5.03, Vesting Schedule" shall provide as follows:

                           5.03 VESTING SCHEDULE. A Participant's Accrued Benefit derived from Employer contributions in the Plan shall be One Hundred Percent (100%) Nonforfeitable at all times.

                  (b)      Except for the right to amend the Plan pursuant to
         Section 13.02(a) to qualify or maintain the qualification of the Plan under the appropriate provisions of Code Section 401(a), the Board of Directors of Kansas City Southern, the Compensation and Organization Committee thereof, or any other duly authorized officer or committee thereof, shall not exercise its right to amend pursuant to Section 13.02(b), discontinue or terminate pursuant to Section 13.03, or merge pursuant to Section 13.05, the Plan without the prior written consent to such aforesaid action by seventy-five percent (75%) of the Participants in the Plan on a per-capita basis.

         14.03 RIGHT TO AMEND PART 1 OF ARTICLE XIV PRIOR TO CHANGE IN CONTROL OF KCS. The Board of Directors of Kansas City Southern, or any duly authorized committee thereof, reserves the right to amend or eliminate this
Article XIV prior to the date of a Change in Control of KCS.

         IN WITNESS WHEREOF, the Employer has executed this Plan in Kansas City, Missouri, as of this 30th day of May, 2002.

                                             KANSAS CITY SOUTHERN


                                             By:  /s/ Eric Freestone/TLR
                                                 ------------------------------

WITNESS:

/s/ Tony L. Robertson
------------------------